UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2020

Date of reporting period:  March 31, 2020

Item 1. Reports to Stockholders.

Semi-Annual	SHENKMAN CAPITAL FLOATING
Report	RATE HIGH INCOME FUND

March 31, 2020	SHENKMAN CAPITAL SHORT
DURATION HIGH INCOME FUND

Each a series of Advisors Series Trust (the “Trust”)

	SHENKMAN CAPITAL		Institutional
	FLOATING RATE	Class F	Class
	HIGH INCOME FUND	(SFHFX)	(SFHIX)

	SHENKMAN CAPITAL				Institutional
	SHORT DURATION	Class A	Class C	Class F	Class
	HIGH INCOME FUND	(SCFAX)	(SCFCX)	(SCFFX)	(SCFIX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically through the Funds’ website.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the fund complex and may apply to all funds held through your financial intermediary.

c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-855-SHENKMAN (1-855-743-6562)

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER
March 31, 2020 (Unaudited)

Dear Shareholder,

Fund Overview and Performance

The Shenkman Capital Floating Rate High Income Fund (the “Fund”) seeks to generate high current income through active selection and management of investments primarily in the leveraged loan universe and looks to build a portfolio that has the best chance of providing superior risk-adjusted returns. For the fiscal six months ended March 31, 2020 (the “Period”), the S&P/LSTA Leveraged Loan Index (the “Index”) and S&P/LSTA B- and Above Leveraged Loan Index (the “B- and Above Index”) returned -11.54% and -10.73%, respectively, due to the sudden and sharp March selloff associated with global spread of COVID-19. By comparison, the Fund’s Institutional Class shares (SFHIX) had a net return of -10.23% for the Period.

The Fund outperformed the Index by +131 basis points and the B- and Above Index by +50 basis points during the Period due to conservative positioning and credit selection as we continued to avoid lower-rated credit with what we believed were less attractive risk/reward profiles. The Fund had under half of the Index’s weight of riskier credit profiles, including CCC-rated/below and second-lien loans, and was underweight transportation and energy, which are key cyclical and commodity-related end markets. From an attribution standpoint, a significant underweight in Oil & Gas and positive selection in Business Equipment & Services were the largest contributors to relative performance. Given its approximately 1% exposure in Oil & Gas, the Fund was not as severely impacted by the oil shock caused by the Saudi Arabia/Russia price war, and Business Equipment & Services remains a diversified group of holdings that performed well. Negative selection in Telecom detracted from relative performance mostly due to one satellite-related name, not an overall sector issue. While the Fund is significantly underweighted in Chemicals & Plastics, negative selection in this more cyclical sector was also a main detractor from relative performance.

The Fund remains well-diversified, with investments in over 250 issuers across more than 30 industries.  For liquidity purposes, the Fund targets an allocation of approximately 15% of assets in cash and bonds. As of March 31, 2020, approximately 87% of the Fund’s assets were invested in bank loans, 7% in high-yield bonds and approximately 6% in cash.  Due to paydowns and other factors, cash was elevated at quarter-end, which was reduced during April as we methodically put it to work.

Market Commentary

During the Period, the extremely adverse market conditions from the spread of the Coronavirus across the globe affected almost all markets negatively and this included the Index and the B- and Above Index referenced above. There were various fundamental and relative value impacts

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March 31, 2020 (Unaudited)

given macro weakness across global equities, fixed income, commodities and other asset classes.  As expected, six-month returns by ratings category exhibited material differentiation with BB-rated, B-rated and CCC- and below rated loans returning -9.64%, -11.89%, and -23.22%, respectively. This was exacerbated by unprecedented actions by the rating agencies. Liquid loans, as measured by the S&P/LSTA LL100 index, significantly outperformed the Index (-7.85% versus -11.54%) as a liquidity premium returned to the market. This only occurred after investor supply and demand came into balance due to extraordinary U.S. government monetary and fiscal policy interventions that supported all markets. The Index’s best performing sectors included more defensive industries such as Cable/Satellite TV, Food Products, and Telecommunications, while the worst performing were primarily Leisure Goods-Activities-Movies, which was affected by the virus and quarantining measures, and the typically risk-off/cyclical sectors, namely Oil & Gas and Nonferrous Metals-Minerals.

From a supply perspective, institutional loan primary market issuance of $163 billion was up from $150 billion on a year-over-year basis, according to data from S&P/LCD. This is reflective of the very active end of last year as well as the start to this year, with nearly $45 billion of average monthly launched volume in January and February, exceeding the 2019 monthly average of approximately $26 billion. March had no monthly issuance for the first time since December 2008 given current market conditions, though new issuance has resumed during the second quarter. From a demand perspective, retail funds experienced approximately $23 billion of outflows during the Period, due to a “flight to safety” which moderated toward quarter-end. Collateralized Loan Obligation (CLO) formation was down, with $46 billion of issuance compared to $57 billion on a year-over-year basis, primarily due to quieter March issuance of $3 billion, also due to underlying market conditions.  Demand filled in from new traditional and non-traditional buyers entering the loan market, stabilizing prices and resulting in a rally at the end of March which continued into April. Two other important factors contributed to the bounce-back: an approximate $6 billion paydown of Sprint term loans from the recently completed merger with T-Mobile, and an estimated $3 billion of required quarterly amortization repayments, which both boosted buying power. Therefore, overall total supply and demand came into better balance and April 2020 month-to-date returns are currently over +4% for the Index. According to J.P. Morgan Research, the trailing twelve-month default rate at the end of March was 1.87%, which remains low on a historical basis. Defaults will likely rise in this environment, though credit spreads and yields have risen to much more attractive levels to compensate lenders if this occurs. A massive amount of government stimulus in various forms, which was announced early in this healthcare crisis, should also help many companies through this difficult time and mitigate losses.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
March 31, 2020 (Unaudited)

Outlook

We are closely monitoring and evaluating the risks associated with the COVID-19 pandemic to proactively manage the portfolio by contacting management teams, confirming liquidity requirements and trading exposures across our global platform. Returns during the Period were solid on a relative basis to the Index, the B- and Above Index and other markets, and the Fund should continue to perform well in an evolving landscape. We continue to believe that the two most important features of the loan market are more relevant now than ever: senior secured collateral for downside hedging and floating base rates in the event of inflation and rising interest rates returning to the market from significant monetary stimulus and deficit spending. Importantly, in addition to attractive all-in credit spreads, given the discount in the market right now with average bid prices in the 90-dollar price context, there remains a total return upside opportunity as well. This could present a compelling entry point or time to add to the market on a patient and methodical basis.

We remain constructive on the loan market overall. However, we believe credit selection will continue to drive performance differentiation this year. As volatility increased, there was increased dispersion between better quality and riskier credits. Therefore, we remain cautious as we constantly review the relative value of our positions. Our core philosophy remains the preservation of capital and to strive to deliver or beat market returns throughout the cycle with a lower risk profile. As always, as a conservative asset manager, we intend to remain defensively positioned in our portfolios and will seek to take advantage of market dislocations only in creditworthy, Shenkman-approved issuers in both the primary and secondary markets.

Thank you again for your continued support and trust in the Fund.  We look forward to growing with you.

Sources
LCD Quarterly Review (LSTA website)
S&P LCD website (www.lcdcomps.com)
JPM Default Monitor
S&P LSTA Leveraged Loan Index Factsheet

DISCLAIMERS

•
The Shenkman Group of Companies (the “Shenkman Group”) consists of Shenkman Capital Management, Inc., and its affiliates and subsidiaries, including, without limitation, Shenkman Capital Management Ltd, Romark Credit Advisors LP, and Romark CLO Advisors LLC. The Shenkman Group focuses on the leveraged finance market and is dedicated to providing in-depth, bottom-up, fundamental credit analysis.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
March 31, 2020 (Unaudited)

Shenkman Capital Management, Inc. (“Shenkman” or “Shenkman Capital”) is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”). Romark Credit Advisors LP is also registered as an investment adviser with the SEC and Romark CLO Advisors LLC is registered as a relying adviser of Romark Credit Advisors LP (together, “Romark”). Shenkman Capital Management Ltd is a wholly-owned subsidiary of Shenkman Capital Management, Inc. and is authorized and regulated by the U.K. Financial Conduct Authority. Such registrations do not imply any specific skill or training. EEA Investors: This material is provided to you because you have been classified as a professional client in accordance with the Markets in Financial Instruments Directive (Directive 2014/65/EU) (known as “MiFID II”) or as otherwise defined under applicable local regulations. If you are unsure about your classification or believe that you may be a retail client under these rules, please contact the Shenkman Group and disregard this information.

•	Past performance is not a guarantee of future results.

•	Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

•
Mutual fund investing involves risk. Principal loss is possible. There can be no assurance that the Fund will achieve its stated objective. In addition to the normal risks associated with investing, bonds and bank loans, and the funds that invest in them are subject to interest rate risk and can be expected to decline in value as interest rates rise. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

•
Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of fund holdings.

•	Must be preceded or accompanied by a prospectus.

•
Copyright 2020, S&P Global Market Intelligence and its affiliates as applicable. Reproduction of any information, data or materials, including ratings (“Content”) in any form is prohibited except with the prior written permission of the relevant third party.  Such party, its affiliates and

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
March 31, 2020 (Unaudited)

suppliers (“Content Providers”) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content. In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content. A reference to a particular investment or security, a rating or any observation concerning an investment that is part of the Content is not a recommendation to buy, sell or hold such investment or security, does not address the suitability of an investment or security and should not be relied on as investment advice. Credit ratings are statements of opinions and are not statements of fact.

•
References to indices are for information purposes only. The Shenkman Group believes that any indices discussed herein are broad market indices and are indicative of the type of investments that the Shenkman Group may purchase but may contain different securities than those held in the Shenkman Group portfolios managed pursuant to the strategies described herein. The indices have not been selected to represent an appropriate benchmark. The strategies referred to herein are not designed to mimic the investments on which any index is based. The indices are unmanaged and not available for direct investment and do not reflect deductions for fees or expenses.

•	The S&P/LSTA Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon weightings, spreads and interest payments.

•
The S&P/LSTA U.S. B- Rating & Above Loan Index tracks the current outstanding balance and spread over LIBOR for fully funded institutional term loans that are rated B- or above and syndicated to U.S. loan investors. The S&P/LSTA U.S. B- Rating & Above Loan Index is unmanaged, not available for direct investment and does not reflect deductions for fees or expenses.

•	The S&P/LSTA U.S. Leveraged Loan 100 Index measures the performance of 100 large loan facilities meeting specific inclusion criteria.

•	You cannot invest directly in an index.

•	Basis points (bps) are equivalent to one-one hundredths of a percentage point.

•
Credit quality weights by rating are derived from the highest bond rating as determined by S&P, Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s or Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
March 31, 2020 (Unaudited)

to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

•	Diversification does not assure a profit, nor does it protect against a loss in a declining market.

•	Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds.

•
Yield refers to the earnings generated and realized on an investment over a particular period of time. It is expressed as a percentage based on the invested amount, current market value, or face value of the security. It includes the interest earned or dividends received from holding a particular security. Depending on the valuation (fixed vs. fluctuating) of the security, yields may be classified as known or anticipated.

•	The Shenkman Capital Floating Rate High Income Fund is distributed by Quasar Distributors, LLC, which is not affiliated with Shenkman Capital Management, Inc.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER
March 31, 2020 (Unaudited)

Dear Shareholder,

During the fiscal six months ended March 31, 2020 (the “Period”), the Shenkman Capital Short Duration High Income Fund (the “Fund”) continued to seek a high level of current income by focusing on investments within the non-investment grade universe believed to be high-quality yet short duration.  The Fund’s Institutional Class shares (SCFIX) returned -4.18% for the Period and ended the Period with a duration-to-worst of 1.89 years and average final maturity of 3.56 years. The Fund’s Class A shares returned -4.32% (without sales load) and -7.18% (with maximum sales load imposed on purchases of 3.00%), and the Class F shares returned -4.22%. Additionally, the Class C shares returned -4.69% (without sales load) and -5.63% (with maximum deferred sales load of 1.00%). The Fund’s benchmark, the ICE BofA 0-2 Year Duration BB-B U.S. HY Constrained Index (H42C), returned -6.20% for the Period, while the ICE BofA 0-3 Year U.S. Treasury Index (G1QA) returned +2.79%.

The Fund’s outperformance of the benchmark was largely attributable to its security selection, more defensive sector exposures, and maturity positioning. The Fund’s sector positioning is largely a function of its focus on bottom-up, individual security selection and fundamental analysis, as opposed to top-down, industry-driven allocations. Healthcare remained the Fund’s largest exposure at 16.15% of the portfolio, followed by the Telecom:Wireline/Wireless and Media-Cable sectors occupying the second and third largest holdings at 9.49% and 7.53%, respectively, all of which were among the stronger performing sectors given their defensive and more resilient fundamental drivers and business models. The Fund’s zero exposure to the Oil & Gas sector, and positive selection and overweight in Healthcare, were the largest contributors to relative performance as oil prices collapsed and most subsegments of the Healthcare sector proving more insulated from the impact of the pandemic. Negative selection in Leisure/Entertainment, as well as negative selection and underweight in Utilities: Gas, were the largest detractors from relative performance, as Leisure/Entertainment issuers were more directly hurt by the COVID-19 pandemic and quarantine effects, while Utilities: Gas performance was not spared from the impact of record low commodity prices. The Fund’s exposure to bank loans was a modest contributor to relative performance as bank loans outperformed benchmark returns but lagged the Fund’s bond performance.  During the Period, the Fund’s bank loan weighting decreased from 9.93% to 8.54%. As of March 31, 2020, the Fund’s average price was $96.38, with a current yield of 6.01%, yield-to-maturity of 7.15%, and a yield-to-worst of 6.73%. The SEC 30-Day Subsidized and Unsubsidized Yields for the Institutional share class were 5.69% and 5.64%, respectively. As we believe diversification remains a key factor in helping to mitigate risk, the portfolio was well-diversified, with investments in 171 issuers across 33 industries as of March 31, 2020.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
March 31, 2020 (Unaudited)

Market Commentary

The broader high yield market, as measured by the ICE BofA U.S. High Yield Index (H0A0), declined 10.85% during the period and was fueled by the dramatic decline in prices in March 2020 as the unknown ramifications of the COVID-19 pandemic and related policies drove the H0A0 to end the period with its second worst quarterly return on record. Despite the dismal results, the Index actually posted a dramatic rally from its lows on March 23, when its year-to-date return was -20.6%. Additionally, unlike the 2008 Global Financial Crisis, new issuance returned, and companies were accessing capital markets by month-end – a very positive sign. On top of these developments, a price war developed in oil resulting in a 53% drop in the price per barrel of oil. The Oil & Gas and Utilities: Gas sectors were the worst performing during the month. However, away from these sectors, among the other weakest were not the typical “deep cyclicals” that often get hurt in a recessionary environment but were instead those that were more directly hurt by the COVID-19 pandemic and quarantines such as Leisure/Entertainment and Hotels. Sectors such as Media-Cable, Technology and Telecom:Wireline/Wireless were among the best performing. Not surprisingly, the better-quality portions of the market outperformed in the quarter with BB-rated securities outperforming the balance of the market and CCCs posting the weakest returns of the rating categories. The BB market outperformed, though with a negative result, even with over $130 billion of investment grade debt securities being downgraded to the high yield bond market. BB-rated credits returned -8.08% compared to B-rated and triple-C rated credits returning -11.65% and -20.28%, respectively. The new issue market in high yield bonds was particularly active with $151.1 billion in supply over the period as refinancing continued to be the largest driver with March noticeably being the weakest volume month of the period given the extreme market volatility, notwithstanding the late-month reopening. The U.S. high-yield default rate, according to JP Morgan Research, increased to a three-year high of 3.54%, with the Energy sector accounting for a disproportionate 45% of total bond default volume over the last 12 months.

Market Outlook

The ravages of the COVID-19 pandemic are still unfolding. As a result, the ultimate economic consequences may take years to be fully tabulated. The most dire outcome would be a protracted contraction in Gross Domestic Product (GDP) which evolves into a depression with a period of high unemployment, a rash of business failures, and a permanent shift in consumer behavior. At this stage of the pandemic, it seems premature to forecast the severity or duration of a global recession. Guesstimates only create greater uncertainty and volatility. Many economists and

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
March 31, 2020 (Unaudited)

prognosticators are debating the shape of the economic downturn (i.e., V, U, L, or W). Second quarter outlook appears grim with a sharp decline in profits, record-shattering unemployment, and a deluge of downgrades. Even with $6.2 trillion in U.S. monetary and fiscal relief (savior money), the small businesses carnage could be staggering. Some estimates show that fully replacing the revenues of U.S. small businesses would cost $1.5 trillion. A V-shaped recovery appears too optimistic, given the sudden closure of the U.S.  economy. We anticipate a pro-longed U-shaped rebound, where the economy may not recover to pre-pandemic levels for at least several quarters. High-yield spreads are currently in excess of 900 basis points. This signal has historically led to multiple years of strong returns for high-yield and leveraged loans. We expect this rebound will occur again, but the markets may remain volatile. We anticipate those investors who can navigate the massive structural changes to certain industries and credits due to this pandemic will be able to capture these excess returns. We do not believe this will be a beta trade; rather, it will be one led by intensive bottom-up credit research. Financial markets are a barometer of events and emotions. Equity and credit market returns should precede both economic data and the infection rate curve. With the length of stay-at-home orders and the timeline of the recovery still unknown, the American economic machine cannot fully restart. Hopefully, the barrage of monetary and fiscal programs will be sufficient in filling the gap between a historic national disaster and a return to robust economic growth.

Thank you again for your continued support and trust in the Fund. We look forward to growing with you.

DISCLAIMERS

•
The Shenkman Group of Companies (the “Shenkman Group”) consists of Shenkman Capital Management, Inc., and its affiliates and subsidiaries, including, without limitation, Shenkman Capital Management Ltd, Romark Credit Advisors LP, and Romark CLO Advisors LLC. The Shenkman Group focuses on the leveraged finance market and is dedicated to providing in-depth, bottom-up, fundamental credit analysis.

Shenkman Capital Management, Inc. (“Shenkman” or “Shenkman Capital”) is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”). Romark Credit Advisors LP is also registered as an investment adviser with the SEC and Romark CLO Advisors LLC is registered as a relying adviser of Romark Credit Advisors LP (together, “Romark”). Shenkman Capital Management Ltd is a wholly-owned subsidiary of Shenkman Capital Management, Inc. and is authorized and regulated by the U.K. Financial Conduct Authority. Such

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
March 31, 2020 (Unaudited)

registrations do not imply any specific skill or training. EEA Investors: This material is provided to you because you have been classified as a professional client in accordance with the Markets in Financial Instruments Directive (Directive 2014/65/EU) (known as “MiFID II”) or as otherwise defined under applicable local regulations. If you are unsure about your classification or believe that you may be a retail client under these rules, please contact the Shenkman Group and disregard this information.

•	Past performance is not a guarantee of future results.

•	Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

•
Mutual fund investing involves risk. Principal loss is possible. There can be no assurance that the Fund will achieve its stated objective. In addition to the normal risks associated with investing, bonds and bank loans, and the funds that invest in them are subject to interest rate risk and can be expected to decline in value as interest rates rise. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

•
Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of fund holdings.

•	Must be preceded or accompanied by a prospectus.

•
Any information in these materials from ICE Data Indices, LLC (“ICE BofA”) was used with permission. ICE BofA PERMITS USE OF THE ICE BofA INDICES AND RELATED DATA ON AN “AS IS” BASIS, MAKES NO WARRANTIES REGARDING SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BofA INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THE USE OF THE FOREGOING, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE SHENKMAN GROUP, OR ANY OF ITS PRODUCTS OR SERVICES.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
March 31, 2020 (Unaudited)

•
References to indices are for information purposes only. The Shenkman Group believes that any indices discussed herein are broad market indices and are indicative of the type of investments that the Shenkman Group may purchase but may contain different securities than those held in the Shenkman Group portfolios managed pursuant to the strategies described herein. The indices have not been selected to represent an appropriate benchmark. The strategies referred to herein are not designed to mimic the investments on which any index is based. The indices are unmanaged and not available for direct investment and do not reflect deductions for fees or expenses.

•
The ICE BofA 0-2 Year Duration BB-B U.S. High Yield Constrained Index (H42C) contains all securities in The ICE BofA U.S. High Yield Index rated BB1 through B3 and with a duration-to-worst less than two years, but caps issuer exposure at 2%.

•	The ICE BofA U.S. High Yield Index (H0A0) tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

•	The ICE BofA U.S. Treasuries 0-3 year Index (G1QA) is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of less than three years.

•	You cannot invest directly in an index.

•	Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

•	Duration-to-worst is the duration of a bond computed using either the final maturity date, or a call date within the bond’s call schedule, whichever would result in the lowest yield to the investor.

•
Current Yield is the annual income (interest or dividends) divided by the current price of the security. This measure looks at the current price of a bond instead of its face value and represents the return an investor would expect if he or she purchased the bond and held it for a year. This measure is not an accurate reflection of the actual return that an investor will receive in all cases because bond and stock prices are constantly changing due to market factors.

•
Yield-to-Maturity (YTM) is the rate of return anticipated on a bond if held until the end of its lifetime. YTM is considered a long-term bond yield expressed as an annual rate. The YTM calculation takes into account the bond’s current market price, par value, coupon interest rate and time to maturity. It is also assumed that all coupon payments are reinvested at the same rate as the bond’s current yield. YTM is a complex but accurate

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SHAREHOLDER LETTER – Continued
March 31, 2020 (Unaudited)

calculation of a bond’s return that helps investors compare bonds with different maturities and coupons.

•	Yield-to-worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting.

•
30-Day SEC Yield (Subsidized/Unsubsidized): Represents net investment income earned by a fund over a 30-day period, expressed as an annual percentage rate based on the fund’s share price at the end of the 30-day period.

•	Diversification does not assure a profit, nor does it protect against a loss in a declining market.

•
Credit quality weights by rating are derived from the highest bond rating as determined by S&P, Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s or Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

•	Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds.

•	Basis points (bps) are equivalent to one-one hundredths of a percentage point.

•	Beta measures the sensitivity of rates of return on a fund to general market moments.

•	The Shenkman Capital Short Duration High Income Fund is distributed by Quasar Distributors, LLC., which is not affiliated with Shenkman Capital Management, Inc.

SHENKMAN CAPITAL FUNDS

EXPENSE EXAMPLE
March 31, 2020 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs including sales charges (loads), if applicable; redemption fees, if applicable; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from October 1, 2019 to March 31, 2020.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only and will not help you determine the

SHENKMAN CAPITAL FUNDS

EXPENSE EXAMPLE – Continued
March 31, 2020 (Unaudited)

relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
Shenkman Capital Floating Rate High Income Fund
Actual
Class F	$1,000.00	$ 898.70	$2.61
Institutional Class	$1,000.00	$ 897.70	$2.56

Hypothetical (5% return
before expenses)
Class F	$1,000.00	$1,022.25	$2.78
Institutional Class	$1,000.00	$1,022.30	$2.73

(1)
Shenkman Capital Floating Rate High Income Fund – Class F and Institutional Class expenses are equal to the Fund shares’ annualized expense ratio of 0.55% and 0.54%, respectively, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the six-month period of operation). The Fund’s ending account values in the table are based on its six-month total return of -10.13% for Class F and -10.23% for the Institutional Class as of March 31, 2020.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(2)
Shenkman Capital Short Duration High Income Fund
Actual
Class A	$1,000.00	$ 956.80	$4.70
Class C	$1,000.00	$ 953.10	$8.30
Class F	$1,000.00	$ 957.80	$3.62
Institutional Class	$1,000.00	$ 958.20	$3.18

Hypothetical (5% return
before expenses)
Class A	$1,000.00	$1,020.20	$4.85
Class C	$1,000.00	$1,016.50	$8.57
Class F	$1,000.00	$1,021.30	$3.74
Institutional Class	$1,000.00	$1,021.75	$3.29

(2)
Shenkman Capital Short Duration High Income Fund – Class A, Class C, Class F, and Institutional Class expenses are equal to the Fund shares’ annualized expense ratio of 0.96%, 1.70%, 0.74% and 0.65%, respectively, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the six-month period of operation). The Fund’s ending account values in the table are based on its six-month total return of -4.32% for Class A, -4.69% for Class C, -4.22% for Class F, and -4.18% for the Institutional Class as of March 31, 2020.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

PORTFOLIO ALLOCATION
March 31, 2020 (Unaudited)

% Net
TOP TEN HOLDINGS	Assets
Ancestry.com Operations, Inc., Senior Secured First Lien Term Loan
5.25% (1 Month LIBOR USD + 4.25%), 8/27/2026	0.96%
William Morris Endeavor Entertainment, LLC, Senior Secured First
Lien Term Loan 3.74% (1 Month LIBOR USD + 2.75%), 5/16/2025,
Senior Secured First Lien Term Loan
4.37% (3 Month LIBOR USD + 2.75%), 5/16/2025	0.93%
Kronos Acquisition Holdings, Inc., Senior Secured First Lien Term Loan
5.00% (1 Month LIBOR USD + 4.00%, 1.000% Floor), 5/15/2023	0.84%
ABG Intermediate Holdings 2, LLC, Senior Secured First Lien Term Loan
4.95% (3 Month LIBOR USD + 3.50%, 1.000% Floor), 9/27/2024	0.78%
Granite Acquisition, Inc., Senior Secured First Lien Term Loan
4.95% (3 Month LIBOR USD + 3.50%, 1.000% Floor), 12/17/2021	0.73%
DISH DBS Corp. 5.875%, 7/15/2022	0.73%
IRI Holdings, Inc., Senior Secured First Lien Term Loan
6.113% (3 Month LIBOR USD + 4.50%), 12/1/2025	0.71%
UFC Holdings, LLC, Senior Secured First Lien Term Loan
4.25% (1 Month LIBOR USD + 3.25%, 1.000% Floor), 4/29/2026	0.69%
AlixPartners, LLP, Senior Secured First Lien Term Loan
3.489% (1 Month LIBOR USD + 2.50%, 1.000% Floor), 4/4/2024	0.66%
VFH Parent, LLC, Senior Secured First Lien Term Loan
4.005% (1 Month LIBOR USD + 3.00%), 3/2/2026	0.66%

The portfolio’s holdings and allocations are subject to change.  The top ten holdings presented exclude the money market fund. The percentages are of total net assets as of March 31, 2020.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

BANK LOANS – 87.29%

Aerospace & Defense – 0.59%
TransDigm, Inc.
Senior Secured First Lien Term Loan
3.239% (1 Month LIBOR USD + 2.25%),
08/22/2024 (a)	$538,559	$505,706
Senior Secured First Lien Term Loan
3.239% (1 Month LIBOR USD + 2.25%),
12/09/2025 (a)	700,681	645,794
		1,151,500

Automotive – 2.79%
Adient U.S., LLC
Senior Secured First Lien Term Loan
5.45% (3 Month LIBOR USD + 4.00%),
05/06/2024 (a)	542,025	479,692
Senior Secured First Lien Term Loan
5.742% (3 Month LIBOR USD + 4.00%),
05/06/2024 (a)	182,500	161,513
American Axle & Manufacturing, Inc.,
Senior Secured First Lien Term Loan
3.20% (1 Month LIBOR USD + 2.25%,
0.750% Floor), 04/08/2024 (a)	730,297	617,101
Belron Finance U.S., LLC, Senior Secured
First Lien Term Loan 3.992%
(3 Month LIBOR USD + 2.25%),
11/07/2024 (a)	606,050	575,748
Clarios Global, L.P., Senior Secured First Lien
Term Loan 4.441% (1 Month
LIBOR USD + 3.50%), 04/30/2026 (a)	756,379	695,869
CWGS Group, LLC
Senior Secured First Lien Term Loan
3.739% (1 Month LIBOR USD + 2.75%,
0.750% Floor), 11/08/2023 (a)	1,637	1,102
Senior Secured First Lien Term Loan
3.766% (1 Month LIBOR USD + 2.75%,
0.750% Floor), 11/08/2023 (a)	723,910	487,191
KAR Auction Services, Inc., Senior Secured
First Lien Term Loan 3.188% (1 Month
LIBOR USD + 2.25%), 09/19/2026 (a)	669,795	622,910

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

BANK LOANS – 87.29% – Continued

Automotive – 2.79% – Continued
Navistar, Inc., Senior Secured First Lien
Term Loan 4.28% (1 Month LIBOR
USD + 3.50%), 11/06/2024 (a)	$1,237,579	$1,087,008
Wand NewCo 3, Inc.
Senior Secured First Lien Term Loan
4.072% (3 Month LIBOR USD + 3.00%),
02/05/2026 (a)	690,056	624,500
Senior Secured First Lien Term Loan
4.072% (6 Month LIBOR USD + 3.00%),
02/05/2026 (a)	108,917	98,570
		5,451,204

Beverage & Food – 1.49%
Dole Food Co., Inc., Senior Secured
First Lien Term Loan 3.75%
(1 Month LIBOR USD + 2.75%,
1.000% Floor), 04/08/2024 (a)	745,000	677,950
Froneri U.S., Inc., Senior Secured First Lien
Term Loan 3.239% (1 Month LIBOR
USD + 2.25%), 01/29/2027 (a)	650,000	624,000
H-Food Holdings, LLC
Senior Secured First Lien Term Loan
4.677% (1 Month LIBOR USD + 3.6875%),
05/23/2025 (a)	894,075	758,475
Senior Secured First Lien Term Loan
4.989% (1 Month LIBOR USD + 4.00%),
05/23/2025 (a)	123,438	106,650
Sunshine Investments B.V., Senior Secured
First Lien Term Loan 4.954% (3 Month
LIBOR USD + 3.25%), 03/28/2025 (a)	240,000	222,000
Tacala, LLC, Senior Secured First Lien Term
Loan 4.489% (1 Month LIBOR
USD + 3.50%), 02/05/2027 (a)	650,527	529,096
		2,918,171

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

BANK LOANS – 87.29% – Continued

Building Materials – 2.06%
CPG International, Inc., Senior
Secured First Lien Term Loan 5.933%
(6 Month LIBOR USD + 3.75%,
1.000% Floor), 05/03/2024 (a)	$725,882	$615,188
Henry Co., LLC, Senior Secured First Lien Term
Loan 5.00% (1 Month LIBOR USD + 4.00%,
1.000% Floor), 10/05/2023 (a)	776,932	665,252
Pisces Midco, Inc., Senior Secured First Lien
Term Loan 4.561% (1 Month LIBOR
USD + 3.75%), 04/12/2025 (a)	943,754	809,269
QUIKRETE Holdings, Inc., Senior Secured
First Lien Term Loan 3.489% (1 Month
LIBOR USD + 2.50%), 02/01/2027 (a)	813,875	752,834
SRS Distribution, Inc.
Senior Secured First Lien Term Loan
3.989% (1 Month LIBOR USD + 3.00%),
05/23/2025 (a)	1,938	1,667
Senior Secured First Lien Term Loan
4.072% (6 Month LIBOR USD + 3.00%),
05/23/2025 (a)	761,684	655,048
VC GB Holdings, Inc., Senior Secured First
Lien Term Loan 4.45% (3 Month LIBOR
USD + 3.00%, 1.000% Floor), 02/28/2024 (a)	614,880	519,574
		4,018,832

Chemicals – 2.75%
Allnex S.A.R.L., Senior Secured First Lien Term
Loan 4.863% (3 Month LIBOR USD + 3.25%,
0.750% Floor), 09/13/2023 (a)	679,048	536,448
Allnex U.S.A., Inc., Senior Secured First
Lien Term Loan 4.863% (3 Month LIBOR
USD + 3.25%, 0.750% Floor), 09/13/2023 (a)	511,610	404,172
Colouroz Midco
Senior Secured First Lien Term Loan
4.801% (3 Month LIBOR USD + 3.00%,
1.000% Floor), 09/07/2021 (a)	871,088	611,008
Senior Secured First Lien Term Loan
4.801% (3 Month LIBOR USD + 3.00%,
1.000% Floor), 09/07/2021 (a)	144,001	101,007

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

BANK LOANS – 87.29% – Continued

Chemicals – 2.75% – Continued
Consolidated Energy Finance S.A., Senior
Secured First Lien Term Loan 3.205%
(1 Month LIBOR USD + 2.50%),
05/07/2025 (a)	$496,150	$359,709
H.B. Fuller Co., Senior Secured First Lien
Term Loan 2.773% (1 Month LIBOR
USD + 2.00%), 10/21/2024 (a)	556,794	490,330
PMHC II, Inc., Senior Secured First Lien Term
Loan 4.50% (12 Month LIBOR USD + 3.50%,
1.000% Floor), 03/31/2025 (a)	470,400	282,240
Polar U.S. Borrower, LLC
Senior Secured First Lien Term Loan
5.739% (1 Month LIBOR USD + 4.75%),
10/15/2025 (a)	13,014	11,485
Senior Secured First Lien Term Loan
6.624% (3 Month LIBOR USD + 4.75%),
10/15/2025 (a)	737,485	650,830
Road Infrastructure Investment, LLC
(Ennis-Flint), Senior Secured First Lien
Term Loan 4.50% (1 Month LIBOR
USD + 3.50%, 1.000% Floor), 06/13/2023 (a)	784,834	580,777
Solenis International, L.P.
Senior Secured First Lien Term Loan
5.603% (1 Month LIBOR USD + 4.00%),
06/26/2025 (a)	1,250	1,008
Senior Secured First Lien Term Loan
5.613% (3 Month LIBOR USD + 4.00%),
06/26/2025 (a)	615,933	496,855
Senior Secured Second Lien Term Loan
10.113% (3 Month LIBOR USD + 8.50%),
06/26/2026 (a)	215,000	149,425
Tronox Finance, LLC
Senior Secured First Lien Term Loan
3.739% (1 Month LIBOR USD + 2.75%),
09/23/2024 (a)	459,772	409,197
Senior Secured First Lien Term Loan
4.20% (3 Month LIBOR USD + 2.75%),
09/23/2024 (a)	324,419	288,733
		5,373,224

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

BANK LOANS – 87.29% – Continued

Consumer Products – 2.07%
Alphabet Holding Co., Inc.
Senior Secured First Lien Term Loan
4.489% (1 Month LIBOR USD + 3.50%),
09/26/2024 (a)	$1,284,538	$1,038,337
Senior Secured Second Lien Term Loan
8.739% (1 Month LIBOR USD + 7.75%),
09/26/2025 (a)	455,000	338,065
Champ Acquisition Corp., Senior Secured
First Lien Term Loan 6.572% (6 Month
LIBOR USD + 5.50%), 12/17/2025 (a)	287,994	224,635
Kontoor Brands, Inc., Senior Secured First
Lien Term Loan 5.174% (1 Month LIBOR
USD + 4.25%), 05/15/2026 (a)	315,917	285,905
Kronos Acquisition Holdings, Inc., Senior
Secured First Lien Term Loan 5.00%
(1 Month LIBOR USD + 4.00%,
1.000% Floor), 05/15/2023 (a)	1,804,853	1,632,643
SIWF Holdings, Inc., Senior Secured First
Lien Term Loan 5.322% (6 Month LIBOR
USD + 4.25%), 06/13/2025 (a)	569,850	512,865
		4,032,450

Environmental – 1.19%
Granite Acquisition, Inc.
Senior Secured First Lien Term Loan
4.95% (3 Month LIBOR USD + 3.50%,
1.000% Floor), 12/17/2021 (a)	1,473,105	1,427,070
Senior Secured Second Lien Term Loan
8.70% (3 Month LIBOR USD + 7.25%,
1.000% Floor), 12/19/2022 (a)	356,709	324,605
Strategic Materials Holdings Corp., Senior
Secured First Lien Term Loan 5.513%
(3 Month LIBOR USD + 3.75%,
1.000% Floor), 11/01/2024 (a)	928,625	580,391
		2,332,066

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

BANK LOANS – 87.29% – Continued

Finance – Insurance – 1.48%
Acrisure, LLC, Senior Secured First Lien
Term Loan 5.207% (3 Month LIBOR
USD + 3.50%), 02/16/2027 (a)	$876,046	$784,061
AssuredPartners, Inc., Senior Secured First
Lien Term Loan 4.489% (1 Month LIBOR
USD + 3.50%), 02/12/2027 (a)	1,239,367	1,093,741
HUB International, Ltd.
Senior Secured First Lien Term Loan
4.387% (2 Month LIBOR USD + 2.75%),
04/25/2025 (a)	32,790	30,967
Senior Secured First Lien Term Loan
4.551% (2 Month LIBOR USD + 2.75%),
04/25/2025 (a)	691,185	651,017
Senior Secured First Lien Term Loan
5.692% (3 Month LIBOR USD + 4.00%,
1.000% Floor), 04/25/2025 (a)	350,000	333,375
		2,893,161

Finance – Services – 3.21%
AlixPartners, LLP, Senior Secured First Lien Term
Loan 3.489% (1 Month LIBOR USD + 2.50%,
1.000% Floor), 04/04/2024 (a)	1,344,433	1,294,016
Avolon TLB Borrower 1 U.S., LLC, Senior
Secured First Lien Term Loan 2.523%
(1 Month LIBOR USD + 1.75%,
0.750% Floor), 01/15/2025 (a)	147,341	132,853
Deerfield Holdings Corp., Senior Secured First
Lien Term Loan 4.25% (1 Month LIBOR
USD + 3.25%, 1.000% Floor), 02/13/2025 (a)	863,114	852,325
EVO Payments International, LLC, Senior
Secured First Lien Term Loan 4.20% (1 Month
LIBOR USD + 3.25%), 12/22/2023 (a)	1,186,076	1,018,549
Focus Financial Partners, LLC, Senior Secured
First Lien Term Loan 2.989% (1 Month
LIBOR USD + 2.00%), 07/03/2024 (a)	621,815	567,922
NAB Holdings, LLC, Senior Secured First Lien
Term Loan 4.45% (3 Month LIBOR
USD + 3.00%, 1.000% Floor), 07/01/2024 (a)	487,550	390,040

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

BANK LOANS – 87.29% – Continued

Finance – Services – 3.21% – Continued
PHH Mortgage Corp., Senior Secured
First Lien Term Loan 7.00% (1 Month
LIBOR USD + 6.00%, 1.000% Floor),
05/16/2022 (a)	$334,106	$300,696
Starwood Property Trust, Inc., Senior Secured
First Lien Term Loan 3.489% (1 Month
LIBOR USD + 2.50%), 07/27/2026 (a)	472,625	418,273
VFH Parent, LLC, Senior Secured First Lien
Term Loan 4.005% (1 Month LIBOR
USD + 3.00%), 03/02/2026 (a)	1,393,797	1,288,392
		6,263,066

Food & Drug Retailers – 0.84%
BJ’s Wholesale Club, Inc., Senior Secured
First Lien Term Loan 3.047% (1 Month
LIBOR USD + 2.25%), 02/02/2024 (a)	1,059,179	1,022,770
Golden Nugget, Inc.
Senior Secured First Lien Term Loan
3.695% (3 Month LIBOR USD + 2.50%,
0.750% Floor), 10/04/2023 (a)	212,485	166,801
Senior Secured First Lien Term Loan
4.103% (1 Month LIBOR USD + 2.50%,
0.750% Floor), 10/04/2023 (a)	248,930	195,410
JP Intermediate B, LLC, Senior Secured First
Lien Term Loan 7.277% (3 Month LIBOR
USD + 5.50%, 1.000% Floor), 11/20/2025 (a)	614,063	262,205
		1,647,186

Gaming – 2.32%
Caesars Resort Collection, LLC, Senior Secured
First Lien Term Loan 3.739% (1 Month
LIBOR USD + 2.75%), 12/23/2024 (a)	762,450	625,209
Golden Entertainment, Inc., Senior
Secured First Lien Term Loan 3.96%
(1 Month LIBOR USD + 3.00%,
0.750% Floor), 10/21/2024 (a)	1,191,775	911,708

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

BANK LOANS – 87.29% – Continued

Gaming – 2.32% – Continued
GVC Holdings PLC, Senior Secured
First Lien Term Loan 3.308% (6 Month
LIBOR USD + 2.25%, 1.000% Floor),
03/29/2024 (a)	$470,400	$391,215
Scientific Games International, Inc.
Senior Secured First Lien Term Loan
3.739% (1 Month LIBOR USD + 2.75%),
08/14/2024 (a)	224,610	182,308
Senior Secured First Lien Term Loan
4.369% (2 Month LIBOR USD + 2.75%),
08/14/2024 (a)	924,011	749,988
Stars Group Holdings B.V., Senior Secured
First Lien Term Loan 4.95% (3 Month
LIBOR USD + 3.50%), 07/10/2025 (a)	967,178	932,119
Station Casinos, LLC, Senior Secured First
Lien Term Loan 3.24% (1 Month LIBOR
USD + 2.25%, 0.250% Floor), 02/08/2027 (a)	839,489	728,256
		4,520,803

General Industrial Manufacturing – 4.60%
ASP Unifrax Holdings, Inc., Senior Secured
First Lien Term Loan 4.822% (6 Month
LIBOR USD + 3.75%), 12/12/2025 (a)	883,813	708,155
Blount International, Inc., Senior Secured
First Lien Term Loan 4.75% (1 Month LIBOR
USD + 3.75%, 1.000% Floor), 04/12/2023 (a)	607,313	517,227
Columbus McKinnon Corp., Senior Secured
First Lien Term Loan 3.95% (3 Month LIBOR
USD + 2.50%, 1.000% Floor), 01/31/2024 (a)	378,826	342,837
CPM Holdings, Inc.
Senior Secured First Lien Term Loan
4.735% (1 Month LIBOR USD + 3.75%),
11/17/2025 (a)	1,500	1,244
Senior Secured First Lien Term Loan
4.842% (6 Month LIBOR USD + 3.75%),
11/17/2025 (a)	591,000	489,939
Senior Secured Second Lien Term Loan
9.853% (1 Month LIBOR USD + 8.25%),
11/16/2026 (a)	275,000	232,375

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

BANK LOANS – 87.29% – Continued

General Industrial Manufacturing – 4.60% – Continued
EWT Holdings III Corp., Senior Secured First
Lien Term Loan 3.739% (1 Month LIBOR
USD + 2.75%), 12/20/2024 (a)	$1,304,650	$1,195,933
Filtration Group Corp., Senior Secured First
Lien Term Loan 3.989% (1 Month LIBOR
USD + 3.00%), 03/31/2025 (a)	1,234,596	1,091,075
HD Supply Waterworks, Ltd.
Senior Secured First Lien Term Loan
4.33% (3 Month LIBOR USD + 2.75%,
1.000% Floor), 08/01/2024 (a)	233,999	209,429
Senior Secured First Lien Term Loan
4.331% (1 Month LIBOR USD + 2.75%,
1.000% Floor), 08/01/2024 (a)	362,276	324,237
Helix Acquisition Holdings, Inc., Senior Secured
First Lien Term Loan 5.20% (3 Month
LIBOR USD + 3.75%), 09/30/2024 (a)	643,423	490,610
LTI Holdings, Inc., Senior Secured First Lien
Term Loan 4.489% (1 Month LIBOR
USD + 3.50%), 09/08/2025 (a)	620,550	466,706
MTS Systems Corp., Senior Secured First
Lien Term Loan 4.24% (1 Month LIBOR
USD + 3.25%, 0.750% Floor), 07/05/2023 (a)	340,926	315,357
Penn Engineering & Manufacturing Corp.,
Senior Secured First Lien Term Loan
4.125% (3 Month LIBOR USD + 2.75%,
1.000% Floor), 06/27/2024 (a)	736,068	653,260
UOS, LLC, Senior Secured First Lien Term
Loan 5.00% (1 Month LIBOR
USD + 4.25%), 04/18/2025 (a)	615,024	530,459
Vertiv Group Corp., Senior Secured First
Lien Term Loan 4.581% (1 Month LIBOR
USD + 3.00%), 03/02/2027 (a)	1,255,000	1,091,850
Welbilt, Inc., Senior Secured First Lien
Term Loan 3.489% (1 Month LIBOR
USD + 2.50%), 10/23/2025 (a)	415,553	327,163
		8,987,856

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

BANK LOANS – 87.29% – Continued

Healthcare – 8.45%
Acadia Healthcare Co., Inc., Senior Secured
First Lien Term Loan 3.50% (1 Month
LIBOR USD + 2.50%), 02/11/2022 (a)	$876,701	$812,921
AHP Health Partners, Inc., Senior
Secured First Lien Term Loan 5.50%
(1 Month LIBOR USD + 4.50%,
1.000% Floor), 06/30/2025 (a)	599,485	535,538
Albany Molecular Research, Inc.,
Senior Secured First Lien Term Loan
4.25% (1 Month LIBOR USD + 3.25%,
1.000% Floor), 08/28/2024 (a)	377,093	331,725
Amneal Pharmaceuticals, LLC, Senior Secured
First Lien Term Loan 5.125% (1 Month
LIBOR USD + 3.50%), 05/05/2025 (a)	390,982	339,504
Athenahealth, Inc., Senior Secured First Lien
Term Loan 5.284% (3 Month LIBOR
USD + 4.50%), 02/11/2026 (a)	653,400	614,196
Bausch Health Cos., Inc., Senior Secured
First Lien Term Loan 3.612% (1 Month
LIBOR USD + 3.00%), 06/02/2025 (a)	743,226	711,331
Bioscrip, Inc., Senior Secured First Lien
Term Loan 6.103% (1 Month LIBOR
USD + 4.50%), 08/06/2026 (a)	428,925	362,442
Cambrex Corp., Senior Secured First Lien
Term Loan 6.00% (1 Month LIBOR
USD + 5.00%, 1.000% Floor), 12/04/2026 (a)	424,935	365,444
CHG Healthcare Services, Inc.
Senior Secured First Lien Term Loan
4.072% (1 Month LIBOR USD + 3.00%,
1.000% Floor), 06/07/2023 (a)	534,369	481,821
Senior Secured First Lien Term Loan
4.45% (3 Month LIBOR USD + 3.00%,
1.000% Floor), 06/07/2023 (a)	1,377	1,242
Dentalcorp Perfect Smile, ULC, Senior
Secured First Lien Term Loan 4.75%
(1 Month LIBOR USD + 3.75%,
1.000% Floor), 06/06/2025 (a)	565,350	449,453

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

BANK LOANS – 87.29% – Continued

Healthcare – 8.45% – Continued
Envision Healthcare Corp., Senior Secured
First Lien Term Loan 4.739% (1 Month
LIBOR USD + 3.75%), 10/10/2025 (a)	$824,154	$441,611
Examworks Group, Inc., Senior Secured First
Lien Term Loan 4.25% (6 Month LIBOR
USD + 3.25%, 1.000% Floor), 07/27/2023 (a)	826,951	750,457
Gentiva Health Services, Inc., Senior Secured
First Lien Term Loan 4.25% (1 Month
LIBOR USD + 3.25%), 07/02/2025 (a)	785,502	742,299
Global Medical Response, Inc.
Senior Secured First Lien Term Loan
4.932% (2 Month LIBOR USD + 3.25%,
1.000% Floor), 04/28/2022 (a)	914,091	854,675
Senior Secured First Lien Term Loan
5.863% (3 Month LIBOR USD + 4.25%,
1.000% Floor), 03/14/2025 (a)	376,338	339,645
Greatbatch, Ltd., Senior Secured First Lien
Term Loan 3.51% (1 Month LIBOR
USD + 2.50%, 1.000% Floor), 10/27/2022 (a)	505,363	482,622
Greenway Health, LLC, Senior Secured First
Lien Term Loan 4.82% (6 Month LIBOR
USD + 3.75%, 1.000% Floor), 02/16/2024 (a)	632,125	403,504
Heartland Dental, LLC, Senior Secured First
Lien Term Loan 4.739% (1 Month LIBOR
USD + 3.75%), 04/30/2025 (a)	825,970	646,322
Jaguar Holding Co. II, Senior Secured First
Lien Term Loan 3.50% (1 Month LIBOR
USD + 2.50%, 1.000% Floor), 08/18/2022 (a)	967,603	932,009
Micro Holding Corp., Senior Secured First
Lien Term Loan 4.822% (3 Month LIBOR
USD + 3.75%), 09/13/2024 (a)	697,722	597,948
MPH Acquisition Holdings, LLC, Senior
Secured First Lien Term Loan 4.20%
(3 Month LIBOR USD + 2.75%,
1.000% Floor), 06/07/2023 (a)	364,802	328,322
Navicure, Inc., Senior Secured First Lien
Term Loan 4.989% (1 Month LIBOR
USD + 4.00%), 10/22/2026 (a)	655,000	607,513

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

BANK LOANS – 87.29% – Continued

Healthcare – 8.45% – Continued
Parexel International Corp., Senior Secured
First Lien Term Loan 3.739% (1 Month
LIBOR USD + 2.75%), 09/27/2024 (a)	$506,372	$437,379
Pearl Intermediate Parent, LLC, Senior Secured
First Lien Term Loan 3.739% (1 Month
LIBOR USD + 2.75%), 02/14/2025 (a)	365,081	305,452
RegionalCare Hospital Partners Holdings, Inc.,
Senior Secured First Lien Term Loan
5.353% (1 Month LIBOR USD + 3.75%),
11/14/2025 (a)	741,339	692,229
RPI Intermediate Finance Trust
Senior Secured First Lien Term Loan
2.739% (1 Month LIBOR USD + 1.75%),
02/11/2027 (a)	998,498	933,595
Senior Secured First Lien Term Loan
2.739% (1 Month LIBOR USD + 1.75%),
02/11/2027 (a)	549,050	515,421
Team Health Holdings, Inc., Senior Secured
First Lien Term Loan 3.75% (1 Month LIBOR
USD + 2.75%, 1.000% Floor), 02/06/2024 (a)	441,698	284,895
Verscend Holding Corp., Senior Secured First
Lien Term Loan 5.489% (1 Month LIBOR
USD + 4.50%), 08/27/2025 (a)	859,182	816,223
Vizient, Inc., Senior Secured First Lien
Term Loan 2.989% (1 Month LIBOR
USD + 2.00%), 05/06/2026 (a)	407,880	386,466
		16,504,204

Hotels – 0.24%
Four Seasons Hotels, Ltd., Senior Secured
First Lien Term Loan 2.989% (1 Month
LIBOR USD + 2.00%), 11/30/2023 (a)	503,295	460,379

Leisure & Entertainment – 4.03%
Alterra Mountain Co., Senior Secured First
Lien Term Loan 3.739% (1 Month LIBOR
USD + 2.75%, 1.000% Floor), 07/31/2024 (a)	1,232,427	1,127,671

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

BANK LOANS – 87.29% – Continued

Leisure & Entertainment – 4.03% – Continued
CDS U.S. Intermediate Holdings, Inc., Senior
Secured First Lien Term Loan 5.20%
(3 Month LIBOR USD + 3.75%,
1.000% Floor), 07/08/2022 (a)	$1,026,530	$545,103
Crown Finance U.S., Inc., Senior Secured
First Lien Term Loan 3.322% (6 Month
LIBOR USD + 2.25%), 02/28/2025 (a)	710,454	497,318
Marriott Ownership Resorts, Inc., Senior
Secured First Lien Term Loan 3.353%
(1 Month LIBOR USD + 1.75%),
08/29/2025 (a)	683,113	607,971
Metro-Goldwyn-Mayer, Inc.,
Senior Secured Second Lien Term Loan
5.50% (1 Month LIBOR USD + 4.50%,
1.000% Floor), 07/03/2026 (a)	635,000	552,450
NAI Entertainment Holdings, LLC,
Senior Secured First Lien Term Loan
3.50% (1 Month LIBOR USD + 2.50%,
1.000% Floor), 05/08/2025 (a)	518,962	408,682
Nascar Holdings, LLC, Senior Secured First
Lien Term Loan 3.674% (1 Month LIBOR
USD + 2.75%), 10/19/2026 (a)	727,176	647,187
Playtika Holding Corp., Senior Secured First
Lien Term Loan 7.072% (6 Month
LIBOR USD + 6.00%, 1.000% Floor),
12/10/2024 (a)	1,209,779	1,141,221
SeaWorld Parks & Entertainment, Inc.,
Senior Secured First Lien Term Loan
3.989% (1 Month LIBOR USD + 3.00%,
0.750% Floor), 04/01/2024 (a)	1,167,909	974,480
UFC Holdings, LLC, Senior Secured First
Lien Term Loan 4.25% (1 Month LIBOR
USD + 3.25%, 1.000% Floor),
04/29/2026 (a)	1,521,931	1,356,421
		7,858,504

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

BANK LOANS – 87.29% – Continued

Media – Broadcast – 2.85%
CBS Radio, Inc., Senior Secured First Lien
Term Loan 4.103% (1 Month LIBOR
USD + 2.50%), 11/18/2024 (a)	$539,231	$493,396
E.W. Scripps Co., Senior Secured First Lien
Term Loan 3.489% (1 Month LIBOR
USD + 2.50%), 05/01/2026 (a)	945,474	902,928
Gray Television, Inc., Senior Secured First
Lien Term Loan 4.015% (1 Month LIBOR
USD + 2.50%), 01/02/2026 (a)	446,063	419,745
Hubbard Radio, LLC, Senior Secured First
Lien Term Loan 5.11% (1 Month LIBOR
USD + 3.50%, 1.000% Floor), 03/28/2025 (a)	480,234	414,343
iHeartCommunications, Inc., Senior Secured
First Lien Term Loan 3.989% (1 Month
LIBOR USD + 3.00%), 05/01/2026 (a)	868,823	739,859
ION Media Networks, Inc., Senior Secured
First Lien Term Loan 4.00% (1 Month
LIBOR USD + 3.00%), 12/18/2024 (a)	771,125	709,435
Mission Broadcasting, Inc., Senior Secured
First Lien Term Loan 3.831% (1 Month
LIBOR USD + 2.25%), 01/17/2024 (a)	34,046	32,173
Nexstar Broadcasting, Inc., Senior Secured
First Lien Term Loan 3.191% (1 Month
LIBOR USD + 2.25%), 01/17/2024 (a)	132,006	124,746
Sinclair Television Group, Inc., Senior Secured
First Lien Term Loan 3.21% (1 Month
LIBOR USD + 2.50%), 09/30/2026 (a)	940,275	897,963
Univision Communications, Inc.,
Senior Secured First Lien Term Loan
3.75% (1 Month LIBOR USD + 2.75%,
1.000% Floor), 03/15/2024 (a)	959,374	825,661
		5,560,249

Media – Cable – 3.65%
Block Communications, Inc., Senior Secured
First Lien Term Loan 3.877% (1 Month
LIBOR USD + 2.25%), 02/11/2027 (a)	586,000	580,140

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

BANK LOANS – 87.29% – Continued

Media – Cable – 3.65% – Continued
Hargray Communications Group, Inc.,
Senior Secured First Lien Term Loan
4.00% (1 Month LIBOR USD + 3.00%,
1.000% Floor), 05/16/2024 (a)	$792,588	$701,769
LCPR Loan Financing, LLC, Senior Secured
First Lien Term Loan 5.705% (1 Month
LIBOR USD + 5.00%), 10/15/2026 (a)	535,000	496,213
Lions Gate Capital Holdings, LLC,
Senior Secured First Lien Term Loan
3.239% (1 Month LIBOR USD + 2.25%),
03/24/2025 (a)	446,440	407,376
Midcontinent Communications,
Senior Secured First Lien Term Loan
2.739% (1 Month LIBOR USD + 1.75%),
08/17/2026 (a)	592,025	555,023
Telenet Financing USD, LLC, Senior Secured
First Lien Term Loan 2.705% (1 Month
LIBOR USD + 2.00%), 04/28/2028 (a)	1,090,000	1,012,609
UPC Financing Partnership, Senior Secured
First Lien Term Loan 2.955% (1 Month
LIBOR USD + 2.25%), 04/28/2028 (a)	440,000	402,600
Virgin Media Bristol, LLC, Senior Secured
First Lien Term Loan 3.205% (1 Month
LIBOR USD + 2.50%), 01/31/2028 (a)	1,035,000	965,138
WideOpenWest Finance, LLC,
Senior Secured First Lien Term Loan
4.25% (1 Month LIBOR USD + 3.25%,
1.000% Floor), 08/18/2023 (a)	1,274,273	1,188,260
Ziggo Financing Partnership, Senior Secured
First Lien Term Loan 3.205% (1 Month
LIBOR USD + 2.50%), 04/28/2028 (a)	845,000	806,975
		7,116,103

Media Diversified & Services – 5.44%
Ancestry.com Operations, Inc., Senior Secured
First Lien Term Loan 5.25% (1 Month
LIBOR USD + 4.25%), 08/27/2026 (a)	2,320,330	1,867,865

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

BANK LOANS – 87.29% – Continued

Media Diversified & Services – 5.44% – Continued
Buzz Merger Sub, Ltd., Senior Secured
First Lien Term Loan 3.739% (1 Month
LIBOR USD + 2.75%), 01/29/2027 (a)	$630,000	$582,750
Catalina Marketing Corp.,
Senior Secured First Lien Term Loan
2.629% (1 Month LIBOR USD + 1.00%,
1.000% Floor), 08/15/2023 (a)	161,154	61,239
Creative Artists Agency, LLC, Senior Secured
First Lien Term Loan 4.739% (1 Month
LIBOR USD + 3.75%), 11/26/2026 (a)	835,905	737,268
Diamond Sports Group, LLC, Senior Secured
First Lien Term Loan 4.18% (1 Month
LIBOR USD + 3.25%), 08/24/2026 (a)	800,975	628,765
Financial & Risk U.S. Holdings, Inc.,
Senior Secured First Lien Term Loan
4.239% (1 Month LIBOR USD + 3.25%),
10/01/2025 (a)	641,058	618,887
Hoya Midco, LLC, Senior Secured First Lien
Term Loan 4.572% (6 Month LIBOR
USD + 3.50%, 1.000% Floor), 06/28/2024 (a)	974,518	732,511
Learfield Communications, LLC,
Senior Secured First Lien Term Loan
4.25% (1 Month LIBOR USD + 3.25%,
1.000% Floor), 12/01/2023 (a)	580,500	395,707
Match Group, Inc., Senior Secured First
Lien Term Loan 3.457% (3 Month LIBOR
USD + 1.75%), 02/05/2027 (a)	575,000	527,085
Meredith Corp., Senior Secured First Lien
Term Loan 3.489% (1 Month LIBOR
USD + 2.50%), 01/31/2025 (a)	795,764	712,209
Pug, LLC, Senior Secured First Lien Term
Loan 4.489% (1 Month LIBOR
USD + 3.50%), 02/12/2027 (a)	937,650	815,756
Titan AcquisitionCo New Zealand, Ltd.,
Senior Secured First Lien Term Loan
5.581% (1 Month LIBOR USD + 4.00%),
05/01/2026 (a)	481,332	419,360

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

BANK LOANS – 87.29% – Continued

Media Diversified & Services – 5.44% – Continued
William Morris Endeavor Entertainment, LLC
Senior Secured First Lien Term Loan
3.74% (1 Month LIBOR USD + 2.75%),
05/16/2025 (a)	$1,199,650	$962,719
Senior Secured First Lien Term Loan
4.37% (3 Month LIBOR USD + 2.75%),
05/16/2025 (a)	1,070,710	859,245
WMG Acquisition Corp., Senior Secured First
Lien Term Loan 3.114% (1 Month LIBOR
USD + 2.125%), 11/01/2023 (a)	703,000	688,940
		10,610,306

Metals & Mining Excluding Steel – 0.26%
Aleris International, Inc., Senior Secured
First Lien Term Loan 5.739% (1 Month
LIBOR USD + 4.75%), 02/27/2023 (a)	569,850	516,427

Non-Food & Drug Retailers – 2.45%
ABG Intermediate Holdings 2, LLC,
Senior Secured First Lien Term Loan
4.95% (3 Month LIBOR USD + 3.50%,
1.000% Floor), 09/27/2024 (a)	1,887,897	1,519,757
Ascena Retail Group, Inc.
Senior Secured First Lien Term Loan
5.50% (1 Month LIBOR USD + 4.50%,
0.750% Floor), 08/22/2022 (a)	473,514	147,973
Senior Secured First Lien Term Loan
6.00% (3 Month LIBOR USD + 4.50%,
0.750% Floor), 08/22/2022 (a)	479,267	149,771
Bass Pro Group, LLC, Senior Secured
First Lien Term Loan
5.989% (1 Month LIBOR USD + 5.00%,
0.750% Floor), 09/25/2024 (a)	1,118,837	945,418
Harbor Freight Tools U.S.A., Inc.,
Senior Secured First Lien Term Loan
3.489% (1 Month LIBOR USD + 2.50%,
0.750% Floor), 08/18/2023 (a)	591,032	542,567

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

BANK LOANS – 87.29% – Continued

Non-Food & Drug Retailers – 2.45% – Continued
Jo-Ann Stores, LLC,
Senior Secured First Lien Term Loan
6.00% (1 Month LIBOR USD + 5.00%,
1.000% Floor), 10/20/2023 (a)	$416,148	$162,893
Life Time, Inc., Senior Secured First Lien Term
Loan 4.363% (3 Month LIBOR USD + 2.75%,
1.000% Floor), 06/10/2022 (a)	683,014	513,968
Michaels Stores, Inc.
Senior Secured First Lien Term Loan
3.558% (3 Month LIBOR USD + 2.50%,
1.000% Floor), 01/30/2023 (a)	136,269	115,147
Senior Secured First Lien Term Loan
3.568% (3 Month LIBOR USD + 2.50%,
1.000% Floor), 01/30/2023 (a)	131,169	110,838
Senior Secured First Lien Term Loan
3.875% (3 Month LIBOR USD + 2.50%,
1.000% Floor), 01/30/2023 (a)	226,154	191,100
United PF Holdings, LLC
Senior Secured First Lien Term Loan
5.45% (3 Month LIBOR USD + 4.00%),
12/30/2026 (a)	449,364	334,776
Senior Secured First Lien Delayed-Draw
Term Loan 6.461% (3 Month LIBOR
USD + 4.00%), 12/30/2026 (a)(f)	55,636	41,449
		4,775,657

Oil & Gas – 0.19%
California Resources Corp.,
Senior Secured First Lien Term Loan
6.363% (3 Month LIBOR USD + 4.75%,
1.000% Floor), 12/30/2022 (a)	630,000	167,999
U.S. Silica Co., Senior Secured First Lien Term
Loan 5.00% (1 Month LIBOR USD + 4.00%,
1.000% Floor), 05/01/2025 (a)	411,575	211,961
		379,960

Packaging – 3.72%
Ball Metalpack Finco, LLC, Senior Secured
First Lien Term Loan 6.113% (3 Month LIBOR
USD + 4.50%), 07/31/2025 (a)	739,356	570,044

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value
BANK LOANS – 87.29% – Continued

Packaging – 3.72% – Continued
Berry Global, Inc., Senior Secured First Lien
Term Loan 2.863% (1 Month LIBOR
USD + 2.00%), 07/01/2026 (a)	$813,850	$777,906
Flex Acquisition Co., Inc., Senior Secured
First Lien Term Loan 5.159% (3 Month
LIBOR USD + 3.25%), 06/30/2025 (a)	591,996	544,636
Hoffmaster Group, Inc., Senior Secured First
Lien Term Loan 5.603% (1 Month LIBOR
USD + 4.00%, 1.000% Floor), 11/21/2023 (a)	725,625	533,334
Mauser Packaging Solutions Holding Co.,
Senior Secured First Lien Term Loan
5.084% (3 Month LIBOR USD + 3.25%),
04/03/2024 (a)	1,077,571	891,023
Pregis Topco, LLC, Senior Secured First Lien
Term Loan 4.989% (1 Month LIBOR
USD + 4.00%), 07/31/2026 (a)	543,638	478,401
Pro Mach Group, Inc., Senior Secured First
Lien Term Loan 3.679% (1 Month LIBOR
USD + 2.75%), 03/07/2025 (a)	490,000	394,450
Reynolds Consumer Products, LLC,
Senior Secured First Lien Term Loan
3.501% (3 Month LIBOR USD + 1.75%),
02/04/2027 (a)	620,000	588,690
Reynolds Group Holdings, Inc., Senior Secured
First Lien Term Loan 3.739% (1 Month
LIBOR USD + 2.75%), 02/06/2023 (a)	613,379	584,243
Sabert Corp., Senior Secured First Lien Term
Loan 5.50% (1 Month LIBOR USD + 4.50%,
1.000% Floor), 12/10/2026 (a)	816,000	758,880
Spectrum Holdings III Corp.
Senior Secured First Lien Term Loan
4.322% (6 Month LIBOR USD + 3.25%),
01/31/2025 (a)	724,963	514,724
Senior Secured First Lien Term Loan
4.70% (3 Month LIBOR USD + 3.25%),
01/31/2025 (a)	1,854	1,316

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

BANK LOANS – 87.29% – Continued

Packaging – 3.72% – Continued
TricorBraun Holdings, Inc.,
Senior Secured First Lien Term Loan
5.20% (3 Month LIBOR USD + 3.75%,
1.000% Floor), 11/30/2023 (a)	$750,341	$632,162
		7,269,809

Printing & Publishing – 0.22%
Harland Clarke Holdings Corp.,
Senior Secured First Lien Term Loan
6.463% (3 Month LIBOR USD + 4.75%,
1.000% Floor), 11/03/2023 (a)	703,426	439,423

Reits – 0.26%
Blackstone Mortgage Trust, Inc.,
Senior Secured First Lien Term Loan
3.239% (1 Month LIBOR USD + 2.25%),
04/23/2026 (a)	582,075	509,316

Restaurants – 0.54%
IRB Holding Corp., Senior Secured First
Lien Term Loan 3.75% (6 Month LIBOR
USD + 2.75%, 1.000% Floor), 02/05/2025 (a)	755,880	591,831
K-Mac Holdings Corp., Senior Secured First
Lien Term Loan 3.989% (1 Month LIBOR
USD + 3.00%), 03/14/2025 (a)	584,722	467,778
		1,059,609

Steel Producers & Products – 0.54%
GrafTech Finance, Inc., Senior Secured First
Lien Term Loan 4.50% (1 Month LIBOR
USD + 3.50%, 1.000% Floor), 02/12/2025 (a)	835,833	731,354
Zekelman Industries, Inc.,
Senior Secured First Lien Term Loan
3.209% (1 Month LIBOR USD + 2.25%),
01/25/2027 (a)	345,000	319,125
		1,050,479

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

BANK LOANS – 87.29% – Continued

Support – Services – 10.07%
Access CIG, LLC
Senior Secured First Lien Term Loan
5.527% (3 Month LIBOR USD + 3.75%),
02/27/2025 (a)	$1,265,270	$1,042,267
Senior Secured Second Lien Term Loan
9.527% (3 Month LIBOR USD + 7.75%),
02/27/2026 (a)	315,000	270,113
Allied Universal Holdco, LLC, Senior Secured
First Lien Term Loan 5.239% (1 Month
LIBOR USD + 4.25%), 07/10/2026 (a)	1,137,150	1,057,549
Amentum Holdings, LLC
Senior Secured First Lien Term Loan
4.989% (1 Month LIBOR USD + 4.00%),
02/01/2027 (a)	320,463	299,633
Senior Secured First Lien Term Loan
5.762% (2 Month LIBOR USD + 4.00%),
02/01/2027 (a)	636,537	595,162
Asurion, LLC
Senior Secured First Lien Term Loan
3.989% (1 Month LIBOR USD + 3.00%),
08/04/2022 (a)	1,158,025	1,109,770
Senior Secured First Lien Term Loan
3.989% (1 Month LIBOR USD + 3.00%),
11/03/2023 (a)	608,547	587,247
Senior Secured Second Lien Term Loan
7.489% (1 Month LIBOR USD + 6.50%),
08/04/2025 (a)	480,000	444,900
AVSC Holding Corp., Senior Secured First
Lien Term Loan 6.204% (3 Month LIBOR
USD + 4.50%, 1.000% Floor), 10/15/2026 (a)	588,525	367,828
Belfor Holdings, Inc., Senior Secured First
Lien Term Loan 4.989% (1 Month LIBOR
USD + 4.00%), 04/06/2026 (a)	466,475	450,148

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

BANK LOANS – 87.29% – Continued

Support – Services – 10.07% – Continued
Brand Energy & Infrastructure Services, Inc.
Senior Secured First Lien Term Loan
5.70% (3 Month LIBOR USD + 4.25%,
1.000% Floor), 06/21/2024 (a)	$9,764	$7,919
Senior Secured First Lien Term Loan
6.056% (3 Month LIBOR USD + 4.25%,
1.000% Floor), 06/21/2024 (a)	672,807	545,707
Senior Secured First Lien Term Loan
6.124% (3 Month LIBOR USD + 4.25%,
1.000% Floor), 06/21/2024 (a)	583,464	473,242
Brightview Landscapes, LLC
Senior Secured First Lien Term Loan
3.125% (1 Month LIBOR USD + 2.50%),
08/15/2025 (a)	618,322	588,952
Senior Secured First Lien Term Loan
3.50% (1 Month LIBOR USD + 2.50%),
08/15/2025 (a)	506,641	482,575
Camelot U.S. Acquisition 1 Co., Senior Secured
First Lien Term Loan 4.239% (1 Month
LIBOR USD + 3.25%), 10/30/2026 (a)	554,610	529,653
Capri Acquisitions BidCo, Ltd., Senior Secured
First Lien Term Loan 4.777% (3 Month
LIBOR USD + 3.00%), 11/01/2024 (a)	715,674	620,847
EAB Global, Inc., Senior Secured First Lien
Term Loan 5.736% (6 Month LIBOR
USD + 3.75%, 1.000% Floor), 11/15/2024 (a)	487,644	398,770
Garda World Security Corp., Senior Secured
First Lien Term Loan 6.39% (3 Month
LIBOR USD + 4.75%), 10/30/2026 (a)	590,876	564,287
IRI Holdings, Inc., Senior Secured First Lien
Term Loan 6.113% (3 Month LIBOR
USD + 4.50%), 12/01/2025 (a)	1,718,250	1,376,747
Lakeland Tours, LLC, Senior Secured First
Lien Term Loan 5.25% (3 Month LIBOR
USD + 4.25%, 1.000% Floor), 12/16/2024 (a)	705,479	519,702

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

BANK LOANS – 87.29% – Continued

Support – Services – 10.07% – Continued
Learning Care Group (U.S.) No. 2, Inc.
Senior Secured First Lien Term Loan
4.25% (3 Month LIBOR USD + 3.25%,
1.000% Floor), 03/13/2025 (a)	$33,690	$26,910
Senior Secured First Lien Term Loan
5.027% (3 Month LIBOR USD + 3.25%,
1.000% Floor), 03/13/2025 (a)	86,386	69,001
Senior Secured First Lien Term Loan
5.044% (3 Month LIBOR USD + 3.25%,
1.000% Floor), 03/13/2025 (a)	345,545	276,004
Moneygram International, Inc.,
Senior Secured First Lien Term Loan
6.989% (1 Month LIBOR USD + 6.00%,
1.000% Floor), 06/30/2023 (a)	902,819	665,829
PODS, LLC, Senior Secured First Lien
Term Loan 3.75% (1 Month LIBOR
USD + 2.75%, 1.000% Floor), 12/06/2024 (a)	761,218	681,290
Prometric Holdings, Inc., Senior Secured First
Lien Term Loan 3.99% (1 Month LIBOR
USD + 3.00%, 1.000% Floor), 01/29/2025 (a)	720,374	558,289
ProQuest, LLC, Senior Secured First Lien
Term Loan 4.489% (1 Month LIBOR
USD + 3.50%), 10/23/2026 (a)	413,963	391,195
Renaissance Holding Corp., Senior Secured
First Lien Term Loan 4.239% (1 Month
LIBOR USD + 3.25%), 05/30/2025 (a)	515,813	437,151
Sedgwick Claims Management Services, Inc.,
Senior Secured First Lien Term Loan
4.989% (1 Month LIBOR USD + 4.00%),
09/03/2026 (a)	794,000	725,021
Severin Acquisition, LLC, Senior Secured
First Lien Term Loan 4.742% (3 Month
LIBOR USD + 3.00%), 08/01/2025 (a)	373,056	327,668
SiteOne Landscape Supply, Inc.,
Senior Secured First Lien Term Loan
3.75% (1 Month LIBOR USD + 2.75%,
1.000% Floor), 10/29/2024 (a)	388,553	357,469

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

BANK LOANS – 87.29% – Continued

Support – Services – 10.07% – Continued
Tempo Acquisition, LLC, Senior Secured First
Lien Term Loan 3.739% (1 Month LIBOR
USD + 2.75%), 05/01/2024 (a)	$547,092	$496,760
TMK Hawk Parent, Corp., Senior Secured First
Lien Term Loan 4.58% (6 Month LIBOR
USD + 3.50%), 08/28/2024 (a)	409,545	265,180
USIC Holdings, Inc., Senior Secured First
Lien Term Loan 4.25% (1 Month LIBOR
USD + 3.25%, 1.000% Floor), 12/08/2023 (a)	799,188	681,308
Verra Mobility Corp., Senior Secured First
Lien Term Loan 4.239% (1 Month LIBOR
USD + 3.25%), 02/28/2025 (a)	589,408	536,362
West Corp.
Senior Secured First Lien Term Loan
4.95% (3 Month LIBOR USD + 3.50%,
1.000% Floor), 10/10/2024 (a)	262,658	196,337
Senior Secured First Lien Term Loan
5.45% (3 Month LIBOR USD + 4.00%,
1.000% Floor), 10/10/2024 (a)	830,828	631,014
		19,655,806

Technology – 11.38%
Avaya, Inc., Senior Secured First Lien Term
Loan 4.955% (1 Month LIBOR USD + 4.25%),
12/16/2024 (a)	1,303,442	1,124,218
Barracuda Networks, Inc.,
Senior Secured First Lien Term Loan
4.517% (3 Month LIBOR USD + 3.25%,
1.000% Floor), 02/12/2025 (a)	943,200	872,460
Castle U.S. Holding Corp., Senior Secured
First Lien Term Loan 5.20% (1 Month
LIBOR USD + 3.75%), 01/27/2027 (a)	1,180,000	961,706
Celestica, Inc., Senior Secured First Lien
Term Loan 3.084% (1 Month LIBOR
USD + 2.125%), 06/27/2025 (a)	614,063	506,602
CommScope, Inc., Senior Secured First Lien
Term Loan 4.239% (1 Month LIBOR
USD + 3.25%), 04/06/2026 (a)	641,775	609,686

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

BANK LOANS – 87.29% – Continued

Technology – 11.38% – Continued
Compuware Corp., Senior Secured First Lien
Term Loan 4.989% (1 Month LIBOR
USD + 4.00%), 08/22/2025 (a)	$458,807	$441,982
DCert Buyer, Inc., Senior Secured First Lien
Term Loan 4.989% (1 Month LIBOR
USD + 4.00%), 10/16/2026 (a)	855,000	768,790
Diebold Nixdorf, Inc.
Senior Secured First Lien Term Loan
5.813% (1 Month LIBOR USD + 4.75%),
04/29/2022 (a)	521,365	465,751
Senior Secured First Lien Term Loan
10.25% (1 Month LIBOR USD + 9.25%),
08/31/2022 (a)	258,345	232,510
Senior Secured First Lien Term Loan
3.813% (1 Month LIBOR USD + 2.75%),
11/06/2023 (a)	119,802	103,629
Dynatrace, LLC, Senior Secured First Lien
Term Loan 3.239% (1 Month LIBOR
USD + 2.25%), 08/22/2025 (a)	620,955	589,907
EagleView Technology Corp., Senior Secured
First Lien Term Loan 5.113% (3 Month
LIBOR USD + 3.50%), 08/14/2025 (a)	878,875	747,044
GlobalLogic Holdings, Inc., Senior Secured
First Lien Term Loan 3.739% (1 Month
LIBOR USD + 2.75%), 08/01/2025 (a)	498,778	473,839
Imperva, Inc., Senior Secured First Lien
Term Loan 5.704% (3 Month LIBOR
USD + 4.00%, 1.000% Floor), 01/12/2026 (a)	634,427	525,515
Informatica, LLC
Senior Secured Second Lien Term Loan
7.125%, 02/14/2025	237,000	213,300
Senior Secured First Lien Term Loan
4.239% (1 Month LIBOR USD + 3.25%),
02/25/2027 (a)	1,092,000	957,324
MA FinanceCo., LLC, Senior Secured First
Lien Term Loan 3.489% (1 Month LIBOR
USD + 2.50%), 06/21/2024 (a)	109,139	98,771

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

BANK LOANS – 87.29% – Continued

Technology – 11.38% – Continued
Merrill Communications, LLC,
Senior Secured First Lien Term Loan
6.908% (3 Month LIBOR USD + 5.00%,
1.000% Floor), 10/05/2026 (a)	$513,713	$457,204
Microchip Technology, Inc., Senior Secured
First Lien Term Loan 2.99% (1 Month
LIBOR USD + 2.00%), 05/29/2025 (a)	324,814	315,069
MLN U.S. HoldCo, LLC, Senior Secured First
Lien Term Loan 6.015% (1 Month LIBOR
USD + 4.50%), 11/28/2025 (a)	982,563	702,532
ON Semiconductor Corp., Senior Secured
First Lien Term Loan 2.989% (1 Month
LIBOR USD + 2.00%), 09/18/2026 (a)	472,625	447,221
Optiv Security, Inc., Senior Secured First
Lien Term Loan 4.25% (1 Month LIBOR
USD + 3.25%, 1.000% Floor), 02/01/2024 (a)	867,022	675,042
Plantronics, Inc.
Senior Secured First Lien Term Loan
3.459% (1 Month LIBOR USD + 2.50%),
07/02/2025 (a)	33,820	26,692
Senior Secured First Lien Term Loan
4.103% (1 Month LIBOR USD + 2.50%),
07/02/2025 (a)	483,314	381,456
Presidio, Inc., Senior Secured First Lien
Term Loan 5.28% (3 Month LIBOR
USD + 3.50%), 01/22/2027 (a)	741,000	696,540
Project Alpha Intermediate Holding, Inc.
Senior Secured First Lien Term Loan
5.38% (6 Month LIBOR USD + 3.50%,
1.000% Floor), 04/26/2024 (a)	778,000	707,980
Senior Secured First Lien Term Loan
6.13% (3 Month LIBOR USD + 4.25%,
1.000% Floor), 04/26/2024 (a)	535,950	486,375
Red Ventures, LLC, Senior Secured First
Lien Term Loan 3.489% (1 Month LIBOR
USD + 2.50%), 11/08/2024 (a)	675,541	569,707

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

BANK LOANS – 87.29% – Continued

Technology – 11.38% – Continued
Rocket Software, Inc., Senior Secured First
Lien Term Loan 5.239% (1 Month LIBOR
USD + 4.25%), 11/28/2025 (a)	$614,160	$513,164
RP Crown Parent, LLC, Senior Secured First
Lien Term Loan 3.75% (1 Month LIBOR
USD + 2.75%, 1.000% Floor), 10/12/2023 (a)	546,638	524,772
Seattle SpinCo, Inc., Senior Secured First
Lien Term Loan 3.489% (1 Month LIBOR
USD + 2.50%), 06/21/2024 (a)	737,041	667,022
SolarWinds Holdings, Inc., Senior Secured
First Lien Term Loan 3.739% (1 Month
LIBOR USD + 2.75%), 02/05/2024 (a)	1,193,058	1,119,488
Solera, LLC, Senior Secured First Lien Term
Loan 4.363% (3 Month LIBOR
USD + 2.75%), 03/03/2023 (a)	761,116	719,254
TIBCO Software, Inc.
Senior Secured First Lien Term Loan
4.74% (1 Month LIBOR USD + 3.75%),
06/30/2026 (a)	1,119,486	1,063,511
Senior Secured Second Lien Term Loan
8.66% (1 Month LIBOR USD + 7.25%),
03/03/2028 (a)	263,000	251,165
Ultimate Software Group, Senior Secured
First Lien Term Loan 4.739% (1 Month
LIBOR USD + 3.75%), 05/04/2026 (a)	745,255	701,781
Vertafore, Inc., Senior Secured First Lien
Term Loan 4.239% (1 Month LIBOR
USD + 3.25%), 07/02/2025 (a)	799,875	713,572
VS Buyer, LLC, Senior Secured First Lien
Term Loan 4.863% (3 Month LIBOR
USD + 3.25%), 02/26/2027 (a)	802,000	773,930
		22,206,511

Telecommunications – Satellites – 1.87%
Connect U.S. Finco, LLC, Senior
Secured First Lien Term Loan
5.49% (1 Month LIBOR USD + 4.50%,
1.000% Floor), 12/11/2026 (a)	1,250,000	1,007,813

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

BANK LOANS – 87.29% – Continued

Telecommunications – Satellites – 1.87% – Continued
Maxar Technologies, Ltd., Senior Secured
First Lien Term Loan 3.739% (1 Month
LIBOR USD + 2.75%), 10/04/2024 (a)	$1,388,916	$1,199,099
Speedcast International, Ltd., Senior
Secured First Lien Term Loan 4.75%
(Prime Rate + 1.50%), 05/15/2025 (a)	837,250	211,406
Telesat Canada, Senior Secured First Lien
Term Loan 3.74% (1 Month LIBOR
USD + 2.75%), 12/07/2026 (a)	359,100	344,736
Xplornet Communications, Inc., Senior
Secured First Lien Term Loan
5.45% (3 Month LIBOR USD + 4.00%,
1.000% Floor), 09/09/2021 (a)	918,748	891,185
		3,654,239

Telecommunications – Wireline/Wireless – 3.59%
Altice Financing S.A., Senior Secured First
Lien Term Loan 4.412% (2 Month LIBOR
USD + 2.75%), 07/15/2025 (a)	542,242	498,863
CenturyLink, Inc., Senior Secured First Lien
Term Loan 3.239% (1 Month LIBOR
USD + 2.25%), 03/15/2027 (a)	844,802	793,590
Consolidated Communications, Inc.,
Senior Secured First Lien Term Loan
4.61% (1 Month LIBOR USD + 3.00%,
1.000% Floor), 10/05/2023 (a)	1,224,533	1,086,773
Coral-U.S. Co-Borrower, LLC, Senior Secured
First Lien Term Loan 3.239% (1 Month
LIBOR USD + 2.25%), 01/31/2028 (a)	585,000	555,019
Dawn Acquisition, LLC, Senior Secured First
Lien Term Loan 5.20% (3 Month LIBOR
USD + 3.75%), 12/31/2025 (a)	497,605	384,027
Flexential Intermediate Corp., Senior Secured
First Lien Term Loan 4.95% (3 Month LIBOR
USD + 3.50%), 08/01/2024 (a)	766,332	550,801
Masergy Holdings, Inc., Senior Secured First
Lien Term Loan 4.25% (1 Month LIBOR
USD + 3.25%, 1.000% Floor), 12/15/2023 (a)	483,658	411,109

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

BANK LOANS – 87.29% – Continued

Telecommunications – Wireline/Wireless – 3.59% – Continued
MTN Infrastructure TopCo, Inc.,
Senior Secured First Lien Term Loan
4.00% (1 Month LIBOR USD + 3.00%,
1.000% Floor), 11/15/2024 (a)	$441,000	$394,971
Numericable U.S., LLC, Senior Secured First
Lien Term Loan 4.705% (1 Month LIBOR
USD + 4.00%), 08/14/2026 (a)	365,375	349,847
Rackspace Hosting, Inc., Senior Secured First
Lien Term Loan 4.763% (3 Month LIBOR
USD + 3.00%, 1.000% Floor), 11/03/2023 (a)	678,456	598,927
Sprint Communications, Inc.,
Senior Secured First Lien Term Loan
3.50% (1 Month LIBOR USD + 2.50%,
0.750% Floor), 02/02/2024 (a)	416,812	415,249
TierPoint, LLC, Senior Secured First Lien
Term Loan 4.75% (1 Month LIBOR
USD + 3.75%, 1.000% Floor), 05/06/2024 (a)	446,313	400,566
Zayo Group Holdings, Inc., Senior Secured
First Lien Term Loan 3.989% (1 Month
LIBOR USD + 3.00%), 03/09/2027 (a)	590,000	560,500
		7,000,242

Utilities – Electric – 0.89%
Calpine Construction Finance Co., L.P.,
Senior Secured First Lien Term Loan
2.989% (1 Month LIBOR USD + 2.00%),
01/15/2025 (a)	857,352	810,198
Frontera Generation Holdings, LLC,
Senior Secured First Lien Term Loan
5.25% (1 Month LIBOR USD + 4.25%,
1.000% Floor), 05/02/2025 (a)	618,874	461,061
Lightstone Holdco, LLC
Senior Secured First Lien Term Loan
4.75% (1 Month LIBOR USD + 3.75%,
1.000% Floor), 01/30/2024 (a)	558,304	432,686
Senior Secured First Lien Term Loan
4.75% (1 Month LIBOR USD + 3.75%,
1.000% Floor), 01/30/2024 (a)	31,489	24,404
		1,728,349

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

BANK LOANS – 87.29% – Continued

Utilities – Gas – 1.26%
Brazos Delaware II, LLC, Senior Secured First
Lien Term Loan 4.924% (1 Month LIBOR
USD + 4.00%), 05/21/2025 (a)	$397,913	$209,899
Buckeye Partners, L.P., Senior Secured First
Lien Term Loan 4.265% (1 Month LIBOR
USD + 2.75%), 11/02/2026 (a)	695,000	643,223
Lower Cadence Holdings, LLC, Senior Secured
First Lien Term Loan 4.989% (1 Month
LIBOR USD + 4.00%), 05/22/2026 (a)	411,888	251,251
Lucid Energy Group II Borrower, LLC,
Senior Secured First Lien Term Loan
4.00% (1 Month LIBOR USD + 3.00%,
1.000% Floor), 02/18/2025 (a)	455,184	263,627
Northriver Midstream Finance, L.P.,
Senior Secured First Lien Term Loan
5.159% (3 Month LIBOR USD + 3.25%),
10/01/2025 (a)	743,675	588,745
Traverse Midstream Partners, LLC,
Senior Secured First Lien Term Loan
5.00% (1 Month LIBOR USD + 4.00%,
1.000% Floor), 09/27/2024 (a)	886,500	508,408
		2,465,153
TOTAL BANK LOANS
(Cost $198,763,758)		170,410,244

CORPORATE BONDS – 6.86% (g)

Aerospace & Defense – 0.43%
Bombardier, Inc. 6.00%, 10/15/2022 (c)(i)	344,000	260,580
Moog, Inc. 4.25%, 12/15/2027 (i)	640,000	582,400
		842,980

Environmental – 0.40%
GFL Environmental, Inc.
7.00%, 06/01/2026 (c)(i)	250,000	244,114
Stericycle, Inc. 5.375%, 07/15/2024 (i)	535,000	533,663
		777,777

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 6.86% (g) – Continued

Gaming – 0.53%
Boyd Gaming Corp. 4.75%, 12/01/2027 (i)	$610,000	$506,636
Eldorado Resorts, Inc. 7.00%, 08/01/2023	575,000	521,097
		1,027,733

Healthcare – 1.10%
Bausch Health Cos., Inc.
5.50%, 11/01/2025 (c)(i)	775,000	787,830
LifePoint Health, Inc.
4.375%, 02/15/2027 (i)	370,000	351,315
MPH Acquisition Holdings, LLC
7.125%, 06/01/2024 (i)	550,000	482,642
Tenet Healthcare Corp. 5.125%, 05/01/2025	555,000	534,187
		2,155,974

Hotels – 0.19%
ESH Hospitality, Inc. 4.625%, 10/01/2027 (i)	475,000	373,136

Leisure & Entertainment – 0.47%
NCL Corp., Ltd. 3.625%, 12/15/2024 (c)(i)	720,000	464,616
Six Flags Entertainment Corp.
4.875%, 07/31/2024 (i)	25,000	21,344
Wyndham Destinations, Inc.
4.625%, 03/01/2030 (i)	560,000	434,350
		920,310

Media – Broadcast – 0.22%
Cumulus Media New Holdings, Inc.
6.75%, 07/01/2026 (i)	485,000	436,802

Media – Cable – 1.27%
Block Communications, Inc.
4.875%, 03/01/2028 (i)	535,000	500,559
CCO Holdings, LLC / CCO Holdings
Capital Corp. 5.25%, 09/30/2022	575,000	568,008
DISH DBS Corp. 5.875%, 07/15/2022	1,450,000	1,419,782
		2,488,349

Non-Food & Drug Retailers – 0.16%
QVC, Inc. 4.75%, 02/15/2027	350,000	310,904

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 6.86% (g) – Continued

Reits – 0.81%
VICI Properties, L.P. / VICI Note Co., Inc.
3.50%, 02/15/2025 (i)	$1,145,000	$1,074,152
3.75%, 02/15/2027 (i)	525,000	497,766
		1,571,918

Support – Services – 0.86%
Garda World Security Corp.
4.625%, 02/15/2027 (c)(i)	1,200,000	1,083,000
GEO Group, Inc. 5.125%, 04/01/2023	780,000	590,850
		1,673,850

Technology – 0.20%
Presidio Holdings, Inc.
4.875%, 02/01/2027 (i)	425,000	382,766

Telecommunications – Satellites – 0.22%
Hughes Satellite Systems Corp.
5.25%, 08/01/2026	425,000	424,381
TOTAL CORPORATE BONDS
(Cost $14,895,928)		13,386,880

	Shares
EQUITIES – 0.03%

Media – Broadcast – 0.02%
Cumulus Media, Inc. (b)	8,437	45,728

Media Diversified & Services – 0.00%
Pacifico, Inc. (b)(e)(h)	2,592	7,776

Oil & Gas – 0.01%
Ascent Resources, LLC (b)(e)(h)	11,064	9,681

Utilities – Gas – 0.00%
Southcross Energy Partners, L.P. (b)(h)	63	—
Southcross Energy Partners, L.P. (h)	63	3,780
		3,780
TOTAL EQUITIES
(Cost $232,898)		66,965

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

		Fair
	Shares	Value

WARRANTS – 0.01%

Oil & Gas – 0.01%
Ascent Resources, LLC (b)(e)(h)	72,369	$9,046
Ascent Resources, LLC (b)(e)(h)	56,287	4,222
TOTAL WARRANTS
(Cost $3,672)		13,268

MONEY MARKET FUND – 2.01%
First American Government
Obligations Fund – Class X, 0.43% (d)	3,923,821	3,923,821
TOTAL MONEY MARKET FUND
(Cost $3,923,821)		3,923,821
Total Investments (Cost $217,820,077) – 96.20%		187,801,178
Other Assets in Excess of Liabilities – 3.80%		7,411,014
TOTAL NET ASSETS – 100.00%		$195,212,192

Percentages are stated as a percent of net assets.
LIBOR	London Interbank Offered Rate
PLC	Public Limited Company
REIT	Real Estate Investment Trust

(a)	Variable rate securities. The coupon rate shown is the effective interest rate as of March 31, 2020.
(b)	Non-income producing security.
(c)	U.S. traded security of a foreign issuer.
(d)	Rate shown is the 7-day annualized yield as of March 31, 2020.
(e)	Value determined using significant unobservable inputs.
(f)	All or a portion of the loan is unfunded.
(g)	All or a portion is posted as collateral for delayed settlement securities.
(h)	Private securities that may have restrictions on, and/or limited, transferability. As of March 31, 2020, the value of these investments was $34,505 or 0.02% of total net assets.
(i)
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.”  As of March 31, 2020, the value of these investments was $9,017,671 or 4.62% of total net assets.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

PORTFOLIO ALLOCATION
March 31, 2020 (Unaudited)

% Net
TOP TEN HOLDINGS	Assets
DaVita, Inc. 5.125%, 7/15/2024	1.95%
Dell International, LLC / EMC Corp. 7.125%, 6/15/2024	1.64%
Jaguar Holding Co. II / Pharmaceutical Product Development, LLC
6.375%, 8/1/2023	1.56%
T-Mobile U.S.A., Inc. 6.00%, 3/1/2023	1.56%
Infor U.S., Inc. 6.50%, 5/15/2022	1.53%
Standard Industries, Inc. 5.375%, 11/15/2024	1.41%
T-Mobile U.S.A., Inc. 6.375%, 3/1/2025	1.16%
MGM Resorts International 7.75%, 3/15/2022	1.15%
NCR Corp. 6.375%, 12/15/2023	1.13%
Centene Corp. 4.75%, 1/15/2025	1.11%

The portfolio’s holdings and allocations are subject to change.  The top ten holdings presented exclude the money market fund. The percentages are of total net assets as of March 31, 2020.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 82.67% (f)

Aerospace & Defense – 2.00%
Bombardier, Inc.
8.75%, 12/01/2021 (b)(c)	$4,918,000	$4,121,284
6.00%, 10/15/2022 (b)(c)	770,000	583,275
TransDigm, Inc. 6.50%, 07/15/2024	5,470,000	5,187,447
Triumph Group, Inc. 6.25%, 09/15/2024 (c)	1,516,000	1,360,709
		11,252,715

Automotive – 3.24%
Allison Transmission, Inc.
5.00%, 10/01/2024 (c)	2,855,000	2,790,677
American Axle & Manufacturing, Inc.
6.625%, 10/15/2022	2,659,000	2,229,401
Dana, Inc. 5.50%, 12/15/2024	2,475,000	2,181,106
Ford Motor Credit Co., LLC
5.75%, 02/01/2021	1,005,000	979,875
3.35%, 11/01/2022	1,475,000	1,382,812
Goodyear Tire & Rubber Co.
5.125%, 11/15/2023	810,000	769,476
KAR Auction Services, Inc.
5.125%, 06/01/2025 (c)	1,610,000	1,547,621
Meritor, Inc. 6.25%, 02/15/2024	2,195,000	2,104,687
Penske Automotive Group, Inc.
5.75%, 10/01/2022	3,379,000	3,150,847
5.375%, 12/01/2024	1,300,000	1,082,191
		18,218,693

Beverage & Food – 1.73%
B&G Foods, Inc. 5.25%, 04/01/2025	33,000	32,403
Cott Holdings, Inc. 5.50%, 04/01/2025 (c)	3,815,000	3,724,413
Kraft Heinz Foods Co.
4.875%, 02/15/2025 (c)	1,268,000	1,271,011
TreeHouse Foods, Inc.
6.00%, 02/15/2024 (c)	2,136,000	2,133,319
U.S. Foods, Inc. 5.875%, 06/15/2024 (c)	2,785,000	2,553,163
		9,714,309

Building & Construction – 0.11%
Lennar Corp. 6.25%, 12/15/2021	602,000	605,732

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 82.67% (f) – Continued

Building Materials – 1.81%
Standard Industries, Inc.
5.375%, 11/15/2024 (c)	$8,145,000	$7,920,768
Summit Materials, LLC / Summit Materials
Finance Corp. 6.125%, 07/15/2023	2,300,000	2,285,625
		10,206,393

Chemicals – 3.70%
Axalta Coating Systems, LLC
4.875%, 08/15/2024 (c)	1,897,000	1,832,986
Blue Cube Spinco, LLC
9.75%, 10/15/2023	3,840,000	4,017,485
10.00%, 10/15/2025	1,159,000	1,230,110
NOVA Chemicals Corp.
5.25%, 08/01/2023 (b)(c)	2,020,000	1,768,813
OCI N.V. 6.625%, 04/15/2023 (b)(c)	4,161,000	3,828,120
PQ Corp. 6.75%, 11/15/2022 (c)	4,670,000	4,728,473
W.R. Grace & Co.-Conn.
5.125%, 10/01/2021 (c)	3,375,000	3,431,531
		20,837,518

Consumer Products – 0.99%
Central Garden & Pet Co.
6.125%, 11/15/2023	1,251,000	1,211,900
Energizer Holdings, Inc.
5.50%, 06/15/2025 (c)	373,000	364,143
Griffon Corp. 5.25%, 03/01/2022	304,000	284,993
Prestige Brands, Inc.
6.375%, 03/01/2024 (c)	2,215,000	2,284,230
Spectrum Brands, Inc. 6.125%, 12/15/2024	1,452,000	1,399,358
		5,544,624

Environmental – 1.03%
Advanced Disposal Services, Inc.
5.625%, 11/15/2024 (c)	2,960,000	3,022,885
Covanta Holding Corp. 5.875%, 03/01/2024	1,870,000	1,778,828
Stericycle, Inc. 5.375%, 07/15/2024 (c)	1,026,000	1,023,435
		5,825,148

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 82.67% (f) – Continued

Finance – Services – 3.56%
Credit Acceptance Corp.
5.125%, 12/31/2024 (c)	$392,000	$359,660
DAE Funding, LLC
4.00%, 08/01/2020 (c)	2,592,000	2,562,613
5.75%, 11/15/2023 (c)	820,000	769,771
5.00%, 08/01/2024 (c)	799,000	729,064
Goeasy, Ltd. 5.375%, 12/01/2024 (b)(c)	2,000,000	1,876,910
Nationstar Mortgage Holdings, Inc.
8.125%, 07/15/2023 (c)	3,080,000	3,030,889
Navient Corp.
6.625%, 07/26/2021	390,000	402,382
6.50%, 06/15/2022	1,175,000	1,159,138
5.50%, 01/25/2023	1,340,000	1,269,650
Park Aerospace Holdings, Ltd.
5.25%, 08/15/2022 (b)(c)	1,155,000	1,045,359
Quicken Loans, Inc. 5.75%, 05/01/2025 (c)	1,500,000	1,501,882
Springleaf Finance Corp.
8.25%, 12/15/2020	505,000	508,409
6.125%, 05/15/2022	475,000	483,455
6.125%, 03/15/2024	1,711,000	1,698,219
Starwood Property Trust, Inc.
3.625%, 02/01/2021	1,775,000	1,675,245
3.625%, 02/01/2021 (c)	645,000	608,751
5.00%, 12/15/2021	365,000	336,439
		20,017,836

Food & Drug Retailers – 1.47%
Albertson’s Cos., Inc. / Safeway, Inc. /
New Albertson’s, L.P. / Albertson’s, LLC
3.50%, 02/15/2023 (c)	2,030,000	2,013,760
6.625%, 06/15/2024	1,771,000	1,810,794
5.75%, 03/15/2025	1,367,000	1,393,171
Golden Nugget, Inc. 6.75%, 10/15/2024 (c)	1,625,000	1,035,710
Ingles Markets, Inc. 5.75%, 06/15/2023	2,001,000	2,005,943
		8,259,378

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 82.67% (f) – Continued

Gaming – 3.14%
Eldorado Resorts, Inc.
7.00%, 08/01/2023	$2,200,000	$1,993,761
6.00%, 04/01/2025	3,585,000	3,248,924
International Game Technology PLC
6.25%, 02/15/2022 (b)(c)	5,585,000	5,165,287
MGM Resorts International
7.75%, 03/15/2022	6,482,000	6,455,165
6.00%, 03/15/2023	850,000	825,567
		17,688,704

General Industrial Manufacturing – 0.65%
Colfax Corp. 6.00%, 02/15/2024 (c)	1,241,000	1,205,327
Enerpac Tool Group Corp.
5.625%, 06/15/2022	1,225,000	1,143,459
WESCO Distribution, Inc.
5.375%, 06/15/2024	1,530,000	1,313,880
		3,662,666

Healthcare – 14.62%
Acadia Healthcare Co., Inc.
6.125%, 03/15/2021	1,400,000	1,363,250
5.125%, 07/01/2022	1,150,000	1,105,799
AMN Healthcare, Inc.
5.125%, 10/01/2024 (c)	3,985,000	3,870,411
Avantor, Inc.
6.00%, 10/01/2024 (c)	3,635,000	3,831,126
9.00%, 10/01/2025 (c)	5,115,000	5,416,555
Bausch Health Cos., Inc.
6.50%, 03/15/2022 (b)(c)	900,000	912,375
5.50%, 03/01/2023 (b)(c)	1,756,000	1,736,236
5.875%, 05/15/2023 (b)(c)	826,000	823,419
7.00%, 03/15/2024 (b)(c)	4,466,000	4,577,628
6.125%, 04/15/2025 (b)(c)	2,903,000	2,877,613
Centene Corp.
4.75%, 01/15/2025 (c)	6,174,000	6,227,992
4.75%, 01/15/2025	5,095,000	5,139,556
5.25%, 04/01/2025 (c)	805,000	818,081

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 82.67% (f) – Continued

Healthcare – 14.62% – Continued
Change Healthcare Holdings, LLC /
Change Healthcare Finance, Inc.
5.75%, 03/01/2025 (c)	$2,100,000	$1,947,687
DaVita, Inc. 5.125%, 07/15/2024	10,918,000	10,953,538
Encompass Health Corp.
5.75%, 11/01/2024	1,180,000	1,192,927
Hill-Rom Holdings, Inc.
5.00%, 02/15/2025 (c)	2,811,000	2,863,692
Hologic, Inc. 4.375%, 10/15/2025 (c)	655,000	652,737
Jaguar Holding Co. II / Pharmaceutical
Product Development, LLC
6.375%, 08/01/2023 (c)	8,553,000	8,766,568
Molina Healthcare, Inc.
5.375%, 11/15/2022 (d)	6,253,000	6,130,066
MPT Operating Partnership, L.P. /
MPT Finance Corp. 6.375%, 03/01/2024	4,320,000	4,336,200
Service Corp. International U.S.
5.375%, 05/15/2024	589,000	600,780
Tenet Healthcare Corp.
4.625%, 07/15/2024	545,000	523,200
4.625%, 09/01/2024 (c)	5,360,000	5,160,608
Teva Pharmaceutical Finance
Netherlands III B.V. 2.20%, 07/21/2021 (b)	428,000	411,154
Universal Health Services, Inc.
4.75%, 08/01/2022 (c)	35,000	35,065
		82,274,263

Hotels – 0.86%
ESH Hospitality, Inc. 5.25%, 05/01/2025 (c)	3,079,000	2,605,619
Hilton Domestic Operating Co, Inc.
4.25%, 09/01/2024	1,560,000	1,472,242
RHP Hotel Properties, L.P. /
RHP Finance Corp. 5.00%, 04/15/2023	1,000,000	788,745
		4,866,606

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 82.67% (f) – Continued

Leisure & Entertainment – 1.28%
NCL Corp., Ltd.
3.625%, 12/15/2024 (b)(c)	$4,300,000	$2,774,790
Six Flags Entertainment Corp.
4.875%, 07/31/2024 (c)	1,307,000	1,115,858
Viking Cruises, Ltd.
6.25%, 05/15/2025 (b)(c)	1,365,000	885,537
Wyndham Destinations, Inc.
5.625%, 03/01/2021	1,250,000	1,135,875
4.25%, 03/01/2022	1,060,000	943,060
5.40%, 04/01/2024 (d)	435,000	371,379
		7,226,499

Media – Broadcast – 3.48%
AMC Networks, Inc.
4.75%, 12/15/2022	718,000	700,079
5.00%, 04/01/2024	3,620,000	3,493,300
Nexstar Broadcasting, Inc.
5.625%, 08/01/2024 (c)	2,245,000	2,127,126
Sinclair Television Group, Inc.
5.625%, 08/01/2024 (c)	2,163,000	2,006,193
Sirius XM Radio, Inc.
4.625%, 05/15/2023 (c)	982,000	978,313
4.625%, 07/15/2024 (c)	500,000	510,592
5.375%, 04/15/2025 (c)	533,000	541,659
TEGNA, Inc.
4.875%, 09/15/2021 (c)	750,000	737,812
5.50%, 09/15/2024 (c)	789,000	752,509
Univision Communications, Inc.
6.75%, 09/15/2022 (c)	4,650,000	4,503,227
5.125%, 05/15/2023 (c)	3,615,000	3,226,388
		19,577,198

Media – Cable – 6.15%
CCO Holdings, LLC /
CCO Holdings Capital Corp.
5.375%, 05/01/2025 (c)	5,660,000	5,838,035
5.75%, 02/15/2026 (c)	1,379,000	1,404,098

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 82.67% (f) – Continued

Media – Cable – 6.15% – Continued
CSC Holdings, LLC
6.75%, 11/15/2021	$800,000	$829,400
5.375%, 07/15/2023 (c)	6,128,000	6,166,269
6.625%, 10/15/2025 (c)	1,275,000	1,349,945
10.875%, 10/15/2025 (c)	4,070,000	4,423,581
DISH DBS Corp.
6.75%, 06/01/2021	4,995,000	5,092,203
5.875%, 07/15/2022	1,725,000	1,689,051
Lions Gate Capital Holdings, LLC
6.375%, 02/01/2024 (c)	2,942,000	2,610,937
Netflix, Inc.
5.375%, 02/01/2021	1,500,000	1,521,375
5.50%, 02/15/2022	455,000	466,375
Virgin Media Finance PLC
5.75%, 01/15/2025 (b)(c)	3,310,000	3,239,646
		34,630,915

Media Diversified & Services – 3.30%
Lamar Media Corp. 5.00%, 05/01/2023	1,000,000	997,470
Nielsen Finance, LLC / Nielsen Finance Co.
4.50%, 10/01/2020	1,665,000	1,621,294
5.50%, 10/01/2021 (b)(c)	5,000,000	4,933,750
5.00%, 04/15/2022 (c)	5,185,000	4,807,324
Outfront Media Capital, LLC /
Outfront Media Capital Corp.
5.625%, 02/15/2024	812,000	808,959
Quebecor Media, Inc. 5.75%, 01/15/2023 (b)	5,310,000	5,422,280
		18,591,077

Metals & Mining Excluding Steel – 1.10%
Arconic, Inc. 5.40%, 04/15/2021	1,405,000	1,393,655
Constellium SE 6.625%, 03/01/2025 (b)(c)	1,599,000	1,451,044
FMG Resources Pty, Ltd.
4.75%, 05/15/2022 (b)(c)	2,980,000	2,984,738
Freeport-McMoRan, Inc.
3.55%, 03/01/2022	391,000	379,892
		6,209,329

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 82.67% (f) – Continued

Non-Food & Drug Retailers – 0.61%
LTF Merger Sub, Inc.
8.50%, 06/15/2023 (c)	$1,335,000	$1,106,374
QVC, Inc. 4.375%, 03/15/2023	2,438,000	2,308,782
		3,415,156

Packaging – 1.62%
Ardagh Packaging Finance PLC /
Ardagh Holdings U.S.A., Inc.
4.25%, 09/15/2022 (b)(c)	1,110,000	1,116,914
6.00%, 02/15/2025 (b)(c)	2,517,000	2,542,925
Berry Global, Inc.
5.50%, 05/15/2022	2,750,000	2,729,433
6.00%, 10/15/2022	1,148,000	1,144,055
Graphic Packaging International, LLC
4.875%, 11/15/2022	469,000	454,197
Reynolds Group Issuer, Inc. / Reynolds
Group Issuer, LLC / Reynolds Group
Issuer Lu 5.331% (3 Month LIBOR
USD + 3.50%), 07/15/2021 (a)(c)	1,150,000	1,129,013
		9,116,537

Real Estate Development & Management – 0.14%
Newmark Group, Inc. 6.125%, 11/15/2023	790,000	805,003

Reits – 1.36%
Kennedy-Wilson, Inc. 5.875%, 04/01/2024	3,315,000	2,990,694
Ladder Capital Finance Holdings, LLLP /
Ladder Capital Finance Corp.
5.875%, 08/01/2021 (c)	2,500,000	2,121,750
5.25%, 03/15/2022 (c)	906,000	817,646
VICI Properties, L.P. / VICI Note Co., Inc.
3.50%, 02/15/2025 (c)	1,865,000	1,749,603
		7,679,693

Restaurants – 0.90%
1011778 B.C., ULC / New Red Finance, Inc.
4.25%, 05/15/2024 (b)(c)	1,012,000	1,015,790

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 82.67% (f) – Continued

Restaurants – 0.90% – Continued
KFC Holding Co./Pizza Hut Holdings, LLC/
Taco Bell of America, LLC
5.00%, 06/01/2024 (c)	$2,920,000	$2,879,865
Yum! Brands, Inc. 7.75%, 04/01/2025 (c)	1,100,000	1,157,750
		5,053,405

Steel Producers & Products – 0.10%
Zekelman Industries, Inc.
9.875%, 06/15/2023 (c)	600,000	583,125

Support – Services – 2.83%
Avis Budget Car Rental, LLC / Avis Budget
Finance, Inc. 6.375%, 04/01/2024 (c)	187,000	151,235
Gartner, Inc. 5.125%, 04/01/2025 (c)	1,472,000	1,448,087
Hertz Corp. 7.625%, 06/01/2022 (c)	2,798,000	2,287,365
Iron Mountain, Inc.
6.00%, 08/15/2023	5,472,000	5,533,588
5.75%, 08/15/2024	1,962,000	1,966,846
Tempo Acquisition, LLC / Tempo Acquisition
Finance Corp. 6.75%, 06/01/2025 (c)	1,355,000	1,250,028
United Rentals North America, Inc.
5.50%, 07/15/2025	423,000	417,186
Williams Scotsman International, Inc.
7.875%, 12/15/2022 (c)	2,399,000	2,360,463
6.875%, 08/15/2023 (c)	537,000	493,366
		15,908,164

Technology – 5.90%
CommScope, Inc. 5.00%, 06/15/2021 (c)	214,000	213,722
Dell International, LLC / EMC Corp.
7.125%, 06/15/2024 (c)	8,908,000	9,230,915
Infor U.S., Inc. 6.50%, 05/15/2022	8,736,000	8,629,770
j2 Cloud Services, LLC /
j2 Cloud Co-Obligor, Inc.
6.00%, 07/15/2025 (c)	1,444,000	1,442,188
NCR Corp.
5.00%, 07/15/2022	1,345,000	1,269,344
6.375%, 12/15/2023	6,425,000	6,384,811

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 82.67% (f) – Continued

Technology – 5.90% – Continued
NortonLifeLock, Inc. 3.95%, 06/15/2022	$1,350,000	$1,352,317
PTC, Inc.
6.00%, 05/15/2024	775,000	802,338
3.625%, 02/15/2025 (c)	785,000	739,863
Solera, LLC / Solera Finance, Inc.
10.50%, 03/01/2024 (c)	2,470,000	2,436,050
VeriSign, Inc. 4.625%, 05/01/2023	720,000	722,704
		33,224,022

Telecommunications – Satellites – 1.01%
Hughes Satellite Systems Corp.
7.625%, 06/15/2021	5,536,000	5,676,947

Telecommunications – Wireline/Wireless – 9.03%
Altice France SA/France
7.375%, 05/01/2026 (b)(c)	1,620,000	1,617,084
CenturyLink, Inc.
5.625%, 04/01/2020	2,584,000	2,584,000
5.80%, 03/15/2022	1,715,000	1,745,613
Cogent Communications Group, Inc.
5.625%, 04/15/2021 (c)	675,000	669,937
5.375%, 03/01/2022 (c)	1,470,000	1,489,751
GCI, LLC
6.625%, 06/15/2024 (c)	1,386,000	1,384,261
6.875%, 04/15/2025	1,439,000	1,437,194
Level 3 Financing, Inc.
5.375%, 08/15/2022	4,001,000	4,024,006
5.625%, 02/01/2023	3,715,000	3,724,176
5.375%, 01/15/2024	805,000	812,039
5.375%, 05/01/2025	529,000	529,664
SBA Communications Corp.
4.00%, 10/01/2022	3,445,000	3,469,732
Sprint Communications, Inc.
7.00%, 08/15/2020	2,750,000	2,761,137
Sprint Corp.
7.25%, 09/15/2021	1,805,000	1,870,269
7.875%, 09/15/2023	3,235,000	3,570,906
7.125%, 06/15/2024	3,500,000	3,863,668

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 82.67% (f) – Continued

Telecommunications – Wireline/Wireless – 9.03% – Continued
T-Mobile U.S.A., Inc.
6.00%, 03/01/2023	$8,660,000	$8,761,885
6.375%, 03/01/2025	6,365,000	6,540,260
		50,855,582

Transportation Excluding Air & Rail – 1.52%
XPO Logistics, Inc.
6.50%, 06/15/2022 (c)	5,341,000	5,382,874
6.125%, 09/01/2023 (c)	1,850,000	1,822,259
6.75%, 08/15/2024 (c)	1,383,000	1,360,948
		8,566,081

Utilities – Electric – 0.83%
AES Corp. 4.875%, 05/15/2023	1,931,000	1,870,647
NextEra Energy Operating Partners, L.P.
4.25%, 07/15/2024 (c)	441,000	432,733
4.25%, 09/15/2024 (c)	890,000	873,317
Vistra Energy Corp. 5.875%, 06/01/2023	1,500,000	1,507,455
		4,684,152

Utilities – Gas – 2.60%
Blue Racer Midstream, LLC / Blue Racer
Finance Corp. 6.125%, 11/15/2022 (c)	472,000	356,520
Buckeye Partners, L.P.
4.15%, 07/01/2023	377,000	328,932
4.125%, 03/01/2025 (c)	3,625,000	3,083,063
Cheniere Energy Partners, L.P.
5.25%, 10/01/2025	1,435,000	1,330,919
Crestwood Midstream Partners, L.P. /
Crestwood Midstream Finance Corp.
6.25%, 04/01/2023	1,375,000	778,876
DCP Midstream Operating, L.P.
4.95%, 04/01/2022	2,000,000	1,656,872
3.875%, 03/15/2023	850,000	686,095
Genesis Energy, L.P. / Genesis Energy
Finance Corp. 6.00%, 05/15/2023	1,550,000	1,137,847

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 82.67% (f) – Continued

Utilities – Gas – 2.60% – Continued
NuStar Logistics, L.P.
4.80%, 09/01/2020	$300,000	$263,599
6.75%, 02/01/2021	2,900,000	2,330,730
Sunoco, L.P. / Sunoco Finance Corp.
4.875%, 01/15/2023	1,650,000	1,590,179
Targa Resources Partners, L.P. /
Targa Resources Partners Finance Corp.
6.75%, 03/15/2024	1,215,000	1,078,276
		14,621,908
TOTAL CORPORATE BONDS
(Cost $492,359,136)		465,399,378

BANK LOANS – 9.06%

Aerospace & Defense – 0.29%
Transdigm, Inc., Senior Secured First Lien
Term Loan 3.239% (1 Month LIBOR
USD + 2.25%), 12/09/2025 (a)	1,787,303	1,647,294

Building Materials – 0.21%
QUIKRETE Holdings, Inc., Senior Secured
First Lien Term Loan 3.489% (1 Month
LIBOR USD + 2.50%), 02/01/2027 (a)	1,250,000	1,156,250

Environmental – 0.31%
Granite Acquisition, Inc.,
Senior Secured First Lien Term Loan
4.95% (3 Month LIBOR USD + 3.50%,
1.000% Floor), 12/17/2021 (a)	1,790,499	1,734,546

Finance – Insurance – 0.43%
HUB International, Ltd.
Senior Secured First Lien Term Loan
4.387% (2 Month LIBOR USD + 2.75%),
04/25/2025 (a)	16,464	15,549
Senior Secured First Lien Term Loan
4.551% (2 Month LIBOR USD + 2.75%),
04/25/2025 (a)	347,048	326,880

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

BANK LOANS – 9.06% – Continued

Finance – Insurance – 0.43% – Continued
U.S.I., Inc., Senior Secured First Lien Term
Loan 3.989% (1 Month LIBOR
USD + 3.00%), 05/16/2024 (a)	$2,242,500	$2,068,706
		2,411,135

Finance – Services – 0.87%
Deerfield Dakota Holding, LLC,
Senior Secured First Lien Term Loan
4.75% (1 Month LIBOR USD + 3.75%,
1.000% Floor), 04/09/2027 (a)	1,335,702	1,148,704
Deerfield Holdings Corp.,
Senior Secured First Lien Term Loan
4.25% (1 Month LIBOR USD + 3.25%,
1.000% Floor), 02/13/2025 (a)	2,450,000	2,419,375
WEX, Inc., Senior Secured First Lien Term
Loan 3.239% (1 Month LIBOR
USD + 2.25%), 05/15/2026 (a)	1,477,833	1,299,015
		4,867,094

Gaming – 0.55%
Eldorado Resorts, Inc., Senior Secured First
Lien Term Loan 3.25%, 04/17/2024 (a)(g)	645,000	574,856
Stars Group Holdings B.V., Senior Secured
First Lien Term Loan 4.95% (3 Month
LIBOR USD + 3.50%), 07/10/2025 (a)	2,626,154	2,530,956
		3,105,812

General Industrial Manufacturing – 0.13%
EWT Holdings III Corp., Senior Secured First
Lien Term Loan 3.739% (1 Month LIBOR
USD + 2.75%), 12/20/2024 (a)	796,523	730,148

Healthcare – 1.31%
Jaguar Holding Co. II,
Senior Secured First Lien Term Loan
3.50% (1 Month LIBOR USD + 2.50%,
1.000% Floor), 08/18/2022 (a)	1,170,487	1,127,431

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

BANK LOANS – 9.06% – Continued

Healthcare – 1.31% – Continued
RegionalCare Hospital Partners Holdings, Inc.,
Senior Secured First Lien Term Loan
5.353% (1 Month LIBOR USD + 3.75%),
11/14/2025 (a)	$6,458,310	$6,030,479
Verscend Holding Corp., Senior Secured
First Lien Term Loan 5.489% (1 Month
LIBOR USD + 4.50%), 08/27/2025 (a)	237,004	225,154
		7,383,064

Hotels – 0.13%
ESH Hospitality, Inc., Senior Secured First
Lien Term Loan 2.989% (1 Month LIBOR
USD + 2.00%), 09/18/2026 (a)	804,388	723,949

Leisure & Entertainment – 0.58%
Delta 2 (Lux) S.A.R.L., Senior Secured
First Lien Term Loan
3.50% (1 Month LIBOR USD + 2.50%,
1.000% Floor), 02/01/2024 (a)	1,625,890	1,467,951
Marriott Ownership Resorts, Inc., Senior
Secured First Lien Term Loan
3.353% (1 Month LIBOR USD + 1.75%),
08/29/2025 (a)	1,371,176	1,220,347
Playtika Holding Corp., Senior Secured First
Lien Term Loan 7.072% (6 Month LIBOR
USD + 6.00%, 1.000% Floor), 12/10/2024 (a)	634,722	598,752
		3,287,050

Media – Broadcast – 0.16%
Univision Communications, Inc.,
Senior Secured First Lien Term Loan
3.75% (1 Month LIBOR USD + 2.75%,
1.000% Floor), 03/15/2024 (a)	1,066,948	918,243

Media – Cable – 0.29%
WideOpenWest Finance, LLC,
Senior Secured First Lien Term Loan
4.25% (1 Month LIBOR USD + 3.25%,
1.000% Floor), 08/18/2023 (a)	1,772,287	1,652,657

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

BANK LOANS – 9.06% – Continued

Media Diversified & Services – 1.53%
Ancestry.com Operations, Inc., Senior Secured
First Lien Term Loan 5.25% (1 Month
LIBOR USD + 4.25%), 08/27/2026 (a)	$1,050,736	$845,842
Financial & Risk U.S. Holdings, Inc.,
Senior Secured First Lien Term Loan
4.239% (1 Month LIBOR USD + 3.25%),
10/01/2025 (a)	5,388,400	5,202,042
Meredith Corp., Senior Secured First Lien
Term Loan 3.489% (1 Month LIBOR
USD + 2.50%), 01/31/2025 (a)	1,273,223	1,139,535
William Morris Endeavor Entertainment, LLC
Senior Secured First Lien Term Loan
3.74% (1 Month LIBOR USD + 2.75%),
05/16/2025 (a)	951,113	763,268
Senior Secured First Lien Term Loan
4.37% (3 Month LIBOR USD + 2.75%),
05/16/2025 (a)	848,887	681,232
		8,631,919

Support – Services – 1.11%
Asurion, LLC
Senior Secured First Lien Term Loan
3.989% (1 Month LIBOR USD + 3.00%),
08/04/2022 (a)	428,435	410,582
Senior Secured First Lien Term Loan
3.989% (1 Month LIBOR USD + 3.00%),
11/03/2023 (a)	183,449	177,029
Senior Secured First Lien Term Loan
3.989% (1 Month LIBOR USD + 3.00%),
11/04/2024 (a)	1,473,750	1,422,169
Frontdoor, Inc., Senior Secured First Lien
Term Loan 3.50% (1 Month LIBOR
USD + 2.50%), 08/18/2025 (a)	1,438,100	1,387,766
IRI Holdings, Inc., Senior Secured First Lien
Term Loan 6.113% (3 Month LIBOR
USD + 4.50%), 12/01/2025 (a)	706,063	565,732

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

	Principal	Fair
	Amount	Value

BANK LOANS – 9.06% – Continued

Support – Services – 1.11% – Continued
Tempo Acquisition, LLC, Senior Secured First
Lien Term Loan 3.739% (1 Month LIBOR
USD + 2.75%), 05/01/2024 (a)	$1,653,250	$1,501,151
Trans Union, LLC, Senior Secured First
Lien Term Loan 2.739% (1 Month LIBOR
USD + 1.75%), 11/13/2026 (a)	780,723	752,617
		6,217,046

Technology – 0.82%
MA FinanceCo., LLC, Senior Secured First
Lien Term Loan 3.239% (1 Month LIBOR
USD + 2.25%), 11/19/2021 (a)	1,537,914	1,464,863
Project Alpha Intermediate Holding, Inc.,
Senior Secured First Lien Term Loan
6.13% (3 Month LIBOR USD + 4.25%,
1.000% Floor), 04/26/2024 (a)	639,170	580,047
SolarWinds Holdings, Inc., Senior Secured
First Lien Term Loan 3.739% (1 Month
LIBOR USD + 2.75%), 02/05/2024 (a)	2,443,750	2,293,056
Ultimate Software Group, Senior Secured
First Lien Term Loan 4.739% (1 Month
LIBOR USD + 3.75%), 05/04/2026 (a)	294,261	277,095
		4,615,061

Telecommunications – Wireline/Wireless – 0.34%
Zayo Group Holdings, Inc., Senior Secured
First Lien Term Loan 3.989% (1 Month
LIBOR USD + 3.00%), 03/09/2027 (a)	851,054	808,502
GCI Holdings, Inc., Senior Secured
First Lien Term Loan
3.239% (1 Month LIBOR USD + 2.25%,
0.750% Floor), 02/02/2022 (a)	1,243,551	1,088,107
		1,896,609
TOTAL BANK LOANS
(Cost $54,297,184)		50,977,877

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
March 31, 2020 (Unaudited)

		Fair
	Shares	Value

MONEY MARKET FUND – 7.27%
First American Government
Obligations Fund – Class X, 0.43% (e)	40,954,013	$40,954,013
TOTAL MONEY MARKET FUND
(Cost $40,954,013)		40,954,013
Total Investments (Cost $587,610,333) – 99.00%		557,331,268
Other Assets in Excess of Liabilities – 1.00%		5,621,011
TOTAL NET ASSETS – 100.00%		$562,952,279

Percentages are stated as a percent of net assets.
LIBOR	London Interbank Offered Rate
PLC	Public Limited Company
REIT	Real Estate Investment Trust

(a)	Variable rate securities. The coupon rate shown is the effective interest rate as of March 31, 2020.
(b)	U.S. traded security of a foreign issuer.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.”  As of March 31, 2020, the value of these investments was $241,435,406 or 42.89% of total net assets.

(d)
Step-up bond; pays one interest rate for a certain period and a different rate thereafter.  The interest rate of 5.375% for Molina Healthcare, Inc. and 5.40% for Wyndham Destinations, Inc. are the rates in effect as of March 31, 2020 and will continue at the stated rate until maturity.

(e)	Rate shown is the 7-day annualized yield as of March 31, 2020.
(f)	All or a portion is posted as collateral for delayed settlement securities.
(g)	Variable rate security. Final terms of the bank loan are not yet known, so reference index and spread information may not be presented.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

SHENKMAN CAPITAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2020 (Unaudited)

	Shenkman	Shenkman
	Capital Floating	Capital Short
	Rate High	Duration High
	Income Fund	Income Fund
ASSETS:
Investments, at value (cost $217,820,077
and $587,610,333, respectively)	$187,801,178	$557,331,268
Cash	965,067	318,608
Receivables
Securities sold	7,849,896	5,757,780
Interest	761,531	7,785,337
Fund shares sold	30,761	2,690,777
Prepaid expenses	24,065	61,447
Total assets	197,432,498	573,945,217
LIABILITIES:
Payables
Securities purchased	1,910,002	8,684,229
Fund shares redeemed	26,134	821,002
Distributions payable	136,578	1,032,405
Administration and accounting expenses	70,878	88,570
Advisory fees	50,684	254,058
Audit	12,500	13,999
Transfer agent fees and expenses	8,765	21,205
Compliance fees	2,303	2,303
Printing and mailing	2,197	5,691
Shareholder servicing fees	265	28,645
12b-1 distribution fees	—	40,831
Total liabilities	2,220,306	10,992,938
NET ASSETS	$195,212,192	$562,952,279
NET ASSETS CONSIST OF:
Capital stock	$236,890,522	$602,386,027
Total distributable deficit	(41,678,330)	(39,433,748)
Total net assets	$195,212,192	$562,952,279

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES – Continued
March 31, 2020 (Unaudited)

	Shenkman	Shenkman
	Capital Floating	Capital Short
	Rate High	Duration High
	Income Fund	Income Fund
NET ASSETS
Class A:
Net assets applicable to outstanding
Class A shares	—	$13,787,070
Shares issued and outstanding	—	1,456,368
Net asset value, redemption price per share	—	$9.47
Maximum offering price per share
(net asset value divided by 97.00%)	—	$9.76

Class C:
Net assets applicable to outstanding
Class C shares	—	$11,670,540
Shares issued and outstanding	—	1,236,181
Net asset value, offering price
and redemption price per share	—	$9.44

Class F:
Net assets applicable to outstanding
Class F shares	$2,641,844	$296,461,628
Shares issued and outstanding	316,048	31,386,222
Net asset value, offering price
and redemption price per share	$8.36	$9.45

Institutional Class:
Net assets applicable to outstanding
Institutional Class shares	$192,570,348	$241,033,041
Shares issued and outstanding	23,033,606	25,493,471
Net asset value, offering price
and redemption price per share	$8.36	$9.45

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FUNDS

STATEMENTS OF OPERATIONS
For the Six Months Ended March 31, 2020 (Unaudited)

	Shenkman	Shenkman
	Capital Floating	Capital Short
	Rate High	Duration High
	Income Fund	Income Fund
INVESTMENT INCOME:
Dividends	$19,146	$—
Interest income	6,171,157	12,436,010
Consent and term loan fee income	52,525	24,209
Total investment income	6,242,828	12,460,219
EXPENSES:
Investment advisory fees (Note 4)	588,441	1,684,559
Administration and accounting fees (Note 4)	204,781	270,623
Transfer agent fees and expenses (Note 4)	23,279	69,932
Federal and state registration fees	15,251	37,355
Audit fees	12,500	13,999
Trustee fees and expenses	8,254	9,770
Custody fees (Note 4)	7,107	18,394
Chief Compliance Officer fees (Note 4)	6,032	6,032
Reports to shareholders	5,704	14,188
Miscellaneous expenses	4,020	6,252
Legal fees	3,095	3,153
Insurance expense	1,978	2,887
Service fees – Class A (Note 6)	—	4,392
Service fees – Class C (Note 6)	—	3,232
Service fees – Class F (Note 6)	143	135,517
12b-1 distribution fees – Class A (Note 5)	—	18,822
12b-1 distribution fees – Class C (Note 5)	—	60,793
Total expenses before advisory fee waiver	880,585	2,359,900
Advisory fee waiver by Advisor (Note 4)	(244,925)	(146,301)
Net expenses	635,660	2,213,599
NET INVESTMENT INCOME	5,607,168	10,246,620
NET REALIZED AND UNREALIZED LOSS:
Net realized loss on investments	(5,272,258)	(5,736,545)
Change in unrealized appreciation/
(depreciation) on investments	(24,901,399)	(34,909,615)
Net realized and unrealized
loss on investments	(30,173,657)	(40,646,160)
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(24,566,489)	$(30,399,540)

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31,	Year Ended
	2020	September 30,
	(Unaudited)	2019
OPERATIONS:
Net investment income	$5,607,168	$12,951,136
Net realized loss on investments	(5,272,258)	(18,254)
Change in unrealized appreciation/
(depreciation) on securities	(24,901,399)	(6,192,583)
Net increase/(decrease) in net assets
resulting from operations	(24,566,489)	6,740,299
DISTRIBUTIONS TO SHAREHOLDERS:
Class F	(104,500)	(249,103)
Institutional Class	(5,950,972)	(12,670,229)
Total distributions	(6,055,472)	(12,919,332)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Class F	1,521,317	3,308,464
Institutional Class	21,426,396	27,541,873
Proceeds from shares issued to
holders in reinvestment of dividends:
Class F	104,500	249,103
Institutional Class	5,046,928	10,929,298
Cost of shares redeemed:
Class F	(4,419,162)	(2,677,668)
Institutional Class	(32,157,991)	(91,218,445)
Redemption fees retained:
Class F	2,000	—
Institutional Class	—	437
Net decrease in net assets derived
from capital share transactions	(8,476,012)	(51,866,938)
TOTAL DECREASE IN NET ASSETS	(39,097,973)	(58,045,971)
NET ASSETS:
Beginning of period	234,310,165	292,356,136
End of period	$195,212,192	$234,310,165
CHANGES IN SHARES OUTSTANDING:
Shares sold:
Class F	158,473	343,878
Institutional Class	2,290,807	2,866,727
Shares issued to holders as reinvestment of dividends:
Class F	11,166	26,017
Institutional Class	541,163	1,140,849
Shares redeemed:
Class F	(466,422)	(279,661)
Institutional Class	(3,686,431)	(9,419,486)
Net decrease in shares outstanding	(1,151,244)	(5,321,676)

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31,	Year Ended
	2020	September 30,
	(Unaudited)	2019
OPERATIONS:
Net investment income	$10,246,620	$19,837,198
Net realized loss on investments	(5,736,545)	(2,694,633)
Change in unrealized appreciation/
(depreciation) on securities	(34,909,615)	4,637,230
Net increase/(decrease) in net assets
resulting from operations	(30,399,540)	21,779,795
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(245,966)	(440,641)
Class C	(152,714)	(333,324)
Class F	(5,471,860)	(9,099,997)
Institutional Class	(4,754,991)	(9,905,128)
Total distributions	(10,625,531)	(19,779,090)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Class A	4,841,444	5,730,033
Class C	2,468,050	2,756,900
Class F	122,574,416	193,027,454
Institutional Class	55,889,749	85,339,257
Proceeds from shares issued to
holders in reinvestment of dividends:
Class A	83,630	202,002
Class C	53,983	140,202
Class F	1,319,176	2,542,038
Institutional Class	3,453,269	7,086,635
Cost of shares redeemed:
Class A	(3,640,993)	(5,713,306)
Class C	(1,460,256)	(2,679,285)
Class F	(96,244,944)	(119,180,169)
Institutional Class	(58,902,448)	(176,387,298)

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS – Continued

	Six Months Ended
	March 31,	Year Ended
	2020	September 30,
	(Unaudited)	2019
CAPITAL SHARE TRANSACTIONS – Continued:
Redemption fees retained:
Class A	$5	$47
Class F	4,222	483
Institutional Class	166	5,011
Net increase/(decrease) in net assets derived
from capital share transactions	30,439,469	(7,129,996)
TOTAL DECREASE IN NET ASSETS	(10,585,602)	(5,129,291)
NET ASSETS:
Beginning of period	573,537,881	578,667,172
End of period	$562,952,279	$573,537,881
CHANGES IN SHARES OUTSTANDING:
Shares sold:
Class A	481,169	571,385
Class C	246,089	276,620
Class F	12,328,966	19,356,238
Institutional Class	5,590,017	8,540,017
Shares issued to holders
as reinvestment of dividends:
Class A	8,416	20,275
Class C	5,451	14,113
Class F	133,193	255,609
Institutional Class	348,181	711,949
Shares redeemed:
Class A	(365,658)	(575,494)
Class C	(152,042)	(268,547)
Class F	(9,937,116)	(11,998,115)
Institutional Class	(6,221,987)	(17,776,138)
Net increase/(decrease) in shares outstanding	2,464,679	(872,088)

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Class F

	Six Months
	Ended				March 1, 2017*
	March 31,		Year Ended		through
	2020		September 30,		September 30,
	(Unaudited)		2019	2018	2017
PER SHARE DATA:
Net asset value, beginning of period	$9.56		$9.80	$9.74	$9.82
Income from investment operations:
Net investment income	0.22		0.50	0.44	0.22
Net realized and unrealized
gain/(loss) on securities	(1.17)		(0.24)	0.05	(0.08)
Total from investment operations	(0.95)		0.26	0.49	0.14
Less distributions:
From net investment income	(0.25)		(0.50)	(0.43)	(0.22)
Total distributions	(0.25)		(0.50)	(0.43)	(0.22)

Net asset value, end of period	$8.36		$9.56	$9.80	$9.74

TOTAL RETURN	-10.13	%†	2.69%	5.12%	1.46	%†

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$2,642		$5,856	$5,119	$688
Ratio of expenses to average net assets:
Before advisory fee waiver	0.76	%‡	0.77%	0.76%	0.81	%‡
After advisory fee waiver	0.55	%‡	0.57%	0.58%	0.64	%‡
Ratio of net investment income
to average net assets:
Before advisory fee waiver	4.52	%‡	4.93%	4.31%	3.81	%‡
After advisory fee waiver	4.73	%‡	5.13%	4.49%	3.98	%‡
Portfolio turnover rate	25	%†	28%	51%	74	%†

*	Commencement of operations.
†	Not annualized.
‡	Annualized.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Institutional Class

	Six Months						October 15,
	Ended						2014*
	March 31,						through
	2020		Year Ended September 30,				September 30,
	(Unaudited)		2019	2018	2017	2016	2015
PER SHARE DATA:
Net asset value,
beginning of period	$9.56		$9.80	$9.75	$9.69	$9.67	$10.00

Income from
investment operations:
Net investment income	0.23		0.51	0.44	0.39	0.42	0.41
Net realized and
unrealized gain/(loss)
on securities	(1.18)		(0.25)	0.04	0.06	0.01	(0.34)
Total from investment
operations	(0.95)		0.26	0.48	0.45	0.43	0.07

Less distributions:
From net
investment income	(0.25)		(0.50)	(0.43)	(0.39)	(0.41)	(0.40)
Total distributions	(0.25)		(0.50)	(0.43)	(0.39)	(0.41)	(0.40)

Net asset value,
end of period	$8.36		$9.56	$9.80	$9.75	$9.69	$9.67

TOTAL RETURN	-10.23	%†	2.82%	5.04%^	4.73%	4.63%	0.66	%†

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
period (thousands)	$192,570		$228,454	$287,237	$316,488	$265,379	$282,591
Ratio of expenses
to average net assets:
Before advisory fee waiver	0.75	%‡	0.74%	0.71%	0.70%	0.71%	0.72	%‡
After advisory fee waiver	0.54	%‡	0.54%	0.54%	0.54%	0.54%	0.54	%‡
Ratio of net investment
income to average net assets:
Before advisory fee waiver	4.56	%‡	4.97%	4.24%	3.90%	4.20%	4.26	%‡
After advisory fee waiver	4.77	%‡	5.17%	4.41%	4.06%	4.37%	4.44	%‡
Portfolio turnover rate	25	%†	28%	51%	74%	60%	70	%†

*	Commencement of operations.
†	Not annualized.
‡	Annualized.
^	Performance presented includes a 9/30/2017 trade date adjustment to net asset value per share.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Class A

	Six Months
	Ended
	March 31,
	2020		Year Ended September 30,
	(Unaudited)		2019	2018	2017	2016	2015
PER SHARE DATA:
Net asset value,
beginning of period	$10.06		$10.00	$10.07	$9.98	$9.91	$10.10

Income from
investment operations:
Net investment income	0.15		0.36	0.32	0.28	0.29	0.27
Net realized and unrealized
gain/(loss) on securities	(0.58)		0.06	(0.07)	0.08	0.06	(0.14)
Total from
investment operations	(0.43)		0.42	0.25	0.36	0.35	0.13

Less distributions:
From net
investment income	(0.16)		(0.36)	(0.32)	(0.27)	(0.28)	(0.30)
From net realized gains	—		—	—	—	—	(0.02)
Total distributions	(0.16)		(0.36)	(0.32)	(0.27)	(0.28)	(0.32)

Net asset value,
end of period	$9.47		$10.06	$10.00	$10.07	$9.98	$9.91

TOTAL RETURN	-4.32	%†	4.33%	2.56%	3.65%	3.61%	1.25%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
period (thousands)	$13,787		$13,407	$13,160	$12,341	$8,730	$4,853
Ratio of expenses
to average net assets:
Before advisory fee waiver	1.01	%‡	1.03%	1.01%	1.03%	1.24%	1.36%
After advisory fee waiver	0.96	%‡	0.96%	0.95%	0.95%	0.98%	1.00%
Ratio of net investment income
to average net assets:
Before advisory fee waiver	3.06	%‡	3.61%	3.25%	2.73%	2.69%	2.63%
After advisory fee waiver	3.11	%‡	3.68%	3.31%	2.81%	2.95%	2.99%
Portfolio turnover rate	54	%†	77%	61%	65%	53%	57%

†	Not annualized.
‡	Annualized.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Class C

	Six Months
	Ended
	March 31,
	2020		Year Ended September 30,
	(Unaudited)		2019	2018	2017	2016	2015
PER SHARE DATA:
Net asset value,
beginning of period	$10.03		$9.97	$10.04	$9.94	$9.88	$10.08

Income from
investment operations:
Net investment income	0.12		0.29	0.25	0.21	0.22	0.22
Net realized and unrealized
gain/(loss) on securities	(0.58)		0.06	(0.07)	0.09	0.05	(0.17)
Total from
investment operations	(0.46)		0.35	0.18	0.30	0.27	0.05

Less distributions:
From net
investment income	(0.13)		(0.29)	(0.25)	(0.20)	(0.21)	(0.23)
From net realized gains	—		—	—	—	—	(0.02)
Total distributions	(0.13)		(0.29)	(0.25)	(0.20)	(0.21)	(0.25)

Net asset value,
end of period	$9.44		$10.03	$9.97	$10.04	$9.94	$9.88

TOTAL RETURN	-4.69	%†	3.57%	1.80%	3.01%	2.77%	0.45%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
period (thousands)	$11,670		$11,406	$11,112	$11,538	$10,913	$6,142
Ratio of expenses
to average net assets:
Before advisory fee waiver	1.75	%‡	1.77%	1.76%	1.77%	1.99%	2.13%
After advisory fee waiver	1.70	%‡	1.70%	1.70%	1.68%	1.73%	1.75%
Ratio of net investment income
to average net assets:
Before advisory fee waiver	2.32	%‡	2.87%	2.46%	1.99%	1.95%	1.86%
After advisory fee waiver	2.37	%‡	2.94%	2.52%	2.08%	2.21%	2.24%
Portfolio turnover rate	54	%†	77%	61%	65%	53%	57%

†	Not annualized.
‡	Annualized.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Class F

	Six Months
	Ended
	March 31,
	2020		Year Ended September 30,
	(Unaudited)		2019	2018	2017	2016	2015
PER SHARE DATA:
Net asset value,
beginning of period	$10.04		$9.97	$10.04	$9.95	$9.88	$10.08

Income from
investment operations:
Net investment income	0.16		0.39	0.34	0.29	0.31	0.31
Net realized and unrealized
gain/(loss) on securities	(0.58)		0.07	(0.07)	0.09	0.06	(0.17)
Total from
investment operations	(0.42)		0.46	0.27	0.38	0.37	0.14

Less distributions:
From net
investment income	(0.17)		(0.39)	(0.34)	(0.29)	(0.30)	(0.32)
From net realized gains	—		—	—	—	—	(0.02)
Total distributions	(0.17)		(0.39)	(0.34)	(0.29)	(0.30)	(0.34)

Net asset value,
end of period	$9.45		$10.04	$9.97	$10.04	$9.95	$9.88

TOTAL RETURN	-4.22	%†	4.68%	2.81%	3.89%	3.88%	1.41%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
period (thousands)	$296,462		$289,716	$211,941	$139,324	$69,045	$35,917
Ratio of expenses
to average net assets:
Before advisory fee waiver	0.79	%‡	0.80%	0.79%	0.82%	0.98%	1.12%
After advisory fee waiver	0.74	%‡	0.73%	0.73%	0.74%	0.73%	0.75%
Ratio of net investment income
to average net assets:
Before advisory fee waiver	3.28	%‡	3.83%	3.48%	2.95%	2.95%	2.87%
After advisory fee waiver	3.33	%‡	3.90%	3.54%	3.03%	3.20%	3.24%
Portfolio turnover rate	54	%†	77%	61%	65%	53%	57%

†	Not annualized.
‡	Annualized.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Institutional Class

	Six Months
	Ended
	March 31,
	2020		Year Ended September 30,
	(Unaudited)		2019	2018	2017	2016	2015
PER SHARE DATA:
Net asset value,
beginning of period	$10.05		$9.98	$10.05	$9.96	$9.89	$10.08

Income from
investment operations:
Net investment income	0.17		0.40	0.36	0.30	0.31	0.33
Net realized and unrealized
gain/(loss) on securities	(0.59)		0.06	(0.08)	0.09	0.07	(0.17)
Total from
investment operations	(0.42)		0.46	0.28	0.39	0.38	0.16

Less distributions:
From net
investment income	(0.18)		(0.39)	(0.35)	(0.30)	(0.31)	(0.33)
From net realized gains	—		—	—	—	—	(0.02)
Total distributions	(0.18)		(0.39)	(0.35)	(0.30)	(0.31)	(0.35)

Net asset value,
end of period	$9.45		$10.05	$9.98	$10.05	$9.96	$9.89

TOTAL RETURN	-4.18	%†	4.77%	2.88%	3.97%	3.97%	1.60%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
period (thousands)	$241,033		$259,009	$342,454	$372,013	$148,831	$64,581
Ratio of expenses
to average net assets:
Before advisory fee waiver	0.70	%‡	0.72%	0.71%	0.73%	0.88%	1.04%
After advisory fee waiver	0.65	%‡	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income
to average net assets:
Before advisory fee waiver	3.37	%‡	3.91%	3.51%	3.04%	3.04%	2.95%
After advisory fee waiver	3.42	%‡	3.98%	3.57%	3.12%	3.27%	3.34%
Portfolio turnover rate	54	%†	77%	61%	65%	53%	57%

†	Not Annualized.
‡	Annualized.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS
March 31, 2020 (Unaudited)

NOTE 1 – ORGANIZATION

The Shenkman Capital Short Duration High Income Fund (the “Short Duration High Income Fund”) and the Shenkman Capital Floating Rate High Income Fund (the “Floating Rate High Income Fund”) (each a “Fund” and collectively, the “Funds”) are diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The Short Duration High Income Fund commenced operations on October 31, 2012. The Floating Rate High Income Fund commenced operations on October 15, 2014. The primary investment objective of the Funds is to seek a high level of current income.  The Short Duration High Income Fund currently offers Class A, Class C, Class F, and Institutional Class shares.  Class F shares became available for purchase on May 17, 2013, while Class C shares became available for purchase on January 28, 2014.

The Floating Rate High Income Fund currently offers Class F and Institutional Class shares. Institutional Class shares became available for purchase on October 15, 2014. The initial purchase included a transfer in-kind of securities and cash. The transfer in-kind was nontaxable, whereby the Fund issued 12,794,119 shares on October 15, 2014. The fair value and cost of securities, for tax purposes, received by the Fund was $127,869,966 and $129,652,584, respectively.  In addition, the Fund received $1,871,223 of cash and interest receivable. For financial reporting purposes, assets received, and shares issued by the Fund were recorded at fair value.  Class F shares became available for purchase on March 1, 2017.

Each class of shares differs principally in its respective distribution expenses, service fees and sales charges.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
March 31, 2020 (Unaudited)

regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The tax returns of the Funds for the prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Securities Transactions, Income, and Distributions – Securities transactions are accounted for on the trade date.  Securities sold are determined on a specific identification process.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.  Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Each Fund distributes substantially all of its net investment income, if any, monthly, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of a Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to that Fund, such as investment advisory, custody and transfer agent fees.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
March 31, 2020 (Unaudited)

Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

Securities Purchased on a When-Issued Basis – The Funds may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month. The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in the Funds’ NAV. During the period between purchase and settlement, no payment is made by the Funds and no interest accrues to the Funds. At the time of settlement, the market value of the security may be more or less than the purchase price.

Redemption Fees – The Funds charge a 1% redemption fee to shareholders who redeem shares held for 30 days or less.  Such fees are retained by the Funds and accounted for as an addition to paid-in capital.  Redemption fees retained are disclosed in the statements of changes.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

Bridge Loan Commitments – In connection with floating rate loan interests, the Funds may also enter into bridge loan commitments.  Bridge loan commitments may obligate the Funds to furnish temporary financing to a borrower until permanent financing can be arranged. At March 31, 2020, the Funds did not have any outstanding bridge loan commitments.

Unfunded Loan Commitments – Unfunded loan commitments are contractual obligations for funding to a borrower.  At March 31, 2020, the Floating Rate High Income Fund and the Short Duration High Income Fund had $41,449 and $0, respectively, in outstanding unfunded loan commitments.

Events Subsequent to the Fiscal Period End – In preparing the financial statements as of March 31, 2020, management considered the impact of subsequent events for the potential recognition or disclosure in these financial statements.  Management has determined there were no subsequent events that would need to be disclosed in the Funds' financial statements.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
March 31, 2020 (Unaudited)

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Bank Loan Obligations – Bank loan obligations are valued at market on the basis of valuations furnished by an independent pricing service which utilizes quotations obtained from dealers in bank loans.  These securities will generally be classified in Level 2 of the fair value hierarchy.

Debt Securities – Debt securities, such as corporate bonds, asset backed securities, mortgage backed securities, municipal bonds, U.S. Treasuries and U.S. government agency issues are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
March 31, 2020 (Unaudited)

model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  Debt securities having a maturity of 60 days or less are valued at the evaluated mean between the bid and asked price.  These securities will generally be classified in Level 2 of the fair value hierarchy.

Equity Securities – Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.

Investment Companies – Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in Level 1 of the fair value hierarchy.

Short-Term Securities – Short-term securities having a maturity of less than 60 days are valued at the evaluated mean between bid and asked price.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

Restricted Securities – The Funds may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. At March 31, 2020, the Funds held securities issued pursuant to Rule 144A under the Securities Act of 1933. All Rule 144A securities have been classified as liquid under the Funds’ liquidity risk management program.  Other restricted investments held by the Floating Rate High Income Fund at March 31, 2020 are disclosed in the notes to the schedule of investments.  The Short Duration High Income Fund did not hold any other restricted investments at March 31, 2020.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
March 31, 2020 (Unaudited)

from the Funds’ administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ securities as of March 31, 2020:

Floating Rate High Income Fund
	Level 1	Level 2	Level 3	Total
Fixed Income
Bank Loan
Obligations	$—	$170,410,244	$—	$170,410,244
Corporate Bonds	—	13,386,880	—	13,386,880
Total Fixed Income	—	183,797,124	—	183,797,124
Equities
Information	45,728	—	7,776	53,504
Mining, Quarrying,
and Oil and
Gas Extraction	—	3,780	9,681	13,461
Total Equities	45,728	3,780	17,457	66,965
Warrants	—	—	13,268	13,268
Money Market Fund	3,923,821	—	—	3,923,821
Total Investments	$3,969,549	$183,800,904	$30,725	$187,801,178

Short Duration High Income Fund
	Level 1	Level 2	Level 3	Total
Fixed Income
Corporate Bonds	$—	$465,399,378	$—	$465,399,378
Bank Loan
Obligations	—	50,977,877	—	50,977,877
Total Fixed Income	—	516,377,255	—	516,377,255
Money Market Fund	40,954,013	—	—	40,954,013
Total Investments	$40,954,013	$516,377,255	$—	$557,331,268

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
March 31, 2020 (Unaudited)

Refer to the Funds’ schedules of investments for a detailed break-out of securities.  Transfers between levels are recognized at March 31, 2020, the end of the reporting period.  During the six months ended March 31, 2020, the Funds recognized no transfers between levels.

The following is a reconciliation of the Floating Rate High Income Fund’s Level 3 investments for which significant unobservable inputs were used in determining fair value.  The Short Duration High Income Fund did not hold Level 3 investments at March 31, 2020, and as such no reconciliation is presented.

Floating Rate High Income Fund

Level 3 Reconciliation Disclosure

	Equities	Warrants	Total
Balance as of September 30, 2019	$42,793	$13,268	$56,061
Change in unrealized appreciation	(25,336)	—	(25,336)
Balance as of March 31, 2020	$17,457	$13,268	$30,725
Change in unrealized appreciation/(depreciation) during
the period for Level 3 investments held at March 31, 2020			$(25,336)

The Level 3 investments as of March 31, 2020 represented 0.02% of net assets and did not warrant a disclosure of significant unobservable valuation inputs.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and disclosures.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments,

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
March 31, 2020 (Unaudited)

including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with the Advisor pursuant to which the Advisor is responsible for providing investment management services to each Fund.  The Advisor furnishes all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly, based upon the average daily net assets of the Funds at the annual rates of:

Floating Rate High Income Fund	0.50%
Short Duration High Income Fund	0.55%

For the six months ended March 31, 2020, the Floating Rate High Income Fund and the Short Duration High Income Fund incurred $588,441 and $1,684,559, respectively, in advisory fees. Advisory fees payable to the Advisor at March 31, 2020 for the Floating Rate High Income Fund and the Short Duration High Income Fund were $50,684 and $254,058, respectively.  The amounts shown on the statements of assets and liabilities are net amounts due to the Advisor.

Each Fund is responsible for its own operating expenses, including Rule 12b-1 fees, shareholder servicing plan fees, custodian fees, taxes, transfer agency fees, interest and other customary Fund expenses.  However, the Advisor has contractually agreed to waive all or a portion of its management fees and pay Floating Rate High Income Fund and Short Duration High Income Fund expenses in order to limit each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) to the following amounts of the average daily net assets:

Floating Rate High Income Fund	0.54%
Short Duration High Income Fund	0.65%

Any such reduction made by the Advisor in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment  if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause a Fund to exceed the lesser of:

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
March 31, 2020 (Unaudited)

(1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses. For the six months ended March 31, 2020, the Advisor reduced its fees in the amount of $244,925 for the Floating Rate High Income Fund and in the amount of $146,301 for the Short Duration High Income Fund.  No amounts were reimbursed to the Advisor for either Fund.  The Advisor may recapture portions of the amounts shown below no later than the corresponding dates:

	9/30/2020	9/30/2021	9/30/2022	3/31/2023	Total
Floating Rate High
Income Fund	$257,480	$529,056	$497,929	$244,925	$1,529,390
Short Duration
High Income Fund	151,873	329,549	341,150	146,301	968,873

Fund Services serves as the Funds’ administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.  Fees paid by the Funds to Fund Services for these services for the six months ended March 31, 2020 are disclosed in the statements of operations.

U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds.  Fees paid by the Funds to U.S. Bank N.A. for custody services for the six months ended March 31, 2020 are disclosed in the statements of operations.  The Custodian is an affiliate of Fund Services.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor was an affiliate of Fund Services. Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from U.S. Bancorp.  As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp.  The Board of Trustees of the Funds have approved a new distribution agreement to enable Quasar to continue serving as the Funds’ Distributor.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Short Duration High Income Fund adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Short Duration High Income Fund to pay for distribution and related expenses at an annual rate of

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
March 31, 2020 (Unaudited)

up to 0.25% of the average daily net assets of the Short Duration High Income Fund’s Class A shares and up to 1.00% of the average daily net assets of the Short Duration High Income Fund’s Class C shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the six months ended March 31, 2020, the Short Duration High Income Fund incurred distribution expenses on its Class A and Class C shares of $18,822 and $60,793, respectively.

NOTE 6 – SHAREHOLDER SERVICING FEE

The Funds entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, the Funds may pay servicing fees at an annual rate of up to 0.10% of the average daily net assets of the Class A, Class C, and Class F shares. Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of each Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request. For the six months ended March 31, 2020, the Floating Rate High Income Fund’s Class F shares incurred $143 in shareholder servicing fees. For the six months ended March 31, 2020, the Class A, Class C and Class F shares of the Short Duration High Income Fund incurred $4,392, $3,232 and $135,517, respectively, in shareholder servicing fees.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2020, the cost of purchases and the proceeds from sales of securities (excluding short-term securities) were as follows:

	Purchases	Sales
Floating Rate High Income Fund	$55,644,930	$72,463,961
Short Duration High Income Fund	320,214,880	312,639,129

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
March 31, 2020 (Unaudited)

The Funds had no purchases or sales of U.S. Government obligations during the six months ended March 31, 2020.  The Floating Rate High Income Fund and the Short Duration High Income Fund had $0 and $9,861,250, respectively, in Rule 17a-7 transactions during the six months ended March 31, 2020.

NOTE 8 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  As of March 31, 2020, each Fund's percentage of control ownership positions greater than 25% are as follows:

	Floating Rate High Income Fund
	Class F	Institutional Class
UBS WM U.S.A.	73%	—
National Financial Services, LLC	—	41%

	Short Duration High Income Fund
	Class A	Class C	Class F	Institutional Class
Merrill Lynch Pierce
Fenner & Smith	54%	67%	76%	—
UBS WM U.S.A.	—	30%	—	—
Charles Schwab & Co., Inc.	—	—	—	36%
National Financial
Services, LLC	—	—	—	29%

NOTE 9 – LINES OF CREDIT

The Floating Rate High Income Fund and the Short Duration High Income Fund have lines of credit in the amount of $40,000,000 and $120,000,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the six months ended March 31, 2020, the Floating Rate High Income had an outstanding average day balance of $318,142, a weighted average interest rate of 3.25% and paid $0 in interest.  The maximum amount outstanding was $9,013,000.  The Short Duration High Income Fund did not draw upon its line of credit during the six months ended March 31, 2020.  At March 31, 2020, neither of the Funds had any outstanding loan amounts.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
March 31, 2020 (Unaudited)

NOTE 10 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2019, the Funds’ most recent fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Floating Rate	Short Duration
	High Income Fund	High Income Fund
Cost of investments(a)	$242,366,912	$564,683,281
Gross unrealized appreciation	1,578,371	5,407,055
Gross unrealized depreciation	(6,673,422)	(778,815)
Net unrealized appreciation/
(depreciation)(a)	(5,095,051)	4,628,240
Undistributed ordinary income	621,780	1,262,524
Total distributable earnings	621,780	1,262,524
Other accumulated losses	(6,583,098)	(4,299,441)
Total accumulated earnings/(losses)	$(11,056,369)	$1,591,323

(a)	Any differences between book basis and tax basis net unrealized appreciation/(depreciation) and cost are attributable primarily to the tax deferral of losses on wash sales adjustments.

At September 30, 2019, the Funds had tax basis capital losses to offset future gains as follows:

	Capital Loss Carryover
	Long-Term	Short-Term	Total	Expiration Date
Floating Rate High
Income Fund	$5,018,583	$1,417,945	$6,436,528	No Expiration
Short Duration High
Income Fund	2,288,445	1,106,210	3,394,655	No Expiration

The tax character of distributions paid during the six months ended March 31, 2020 and the year ended September 30, 2019 was as follows:

Floating Rate High Income Fund
	Six Months Ended	Year Ended
	March 31, 2020	September 30, 2019
Ordinary income	$6,055,472	$12,919,332
Total distributions paid	$6,055,472	$12,919,332

Short Duration High Income Fund
	Six Months Ended	Year Ended
	March 31, 2020	September 30, 2019
Ordinary income	$10,625,531	$19,779,090
Total distributions paid	$10,625,531	$19,779,090

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
March 31, 2020 (Unaudited)

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2019.

NOTE 11 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risk of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks. The following risks apply to both Funds.

Bank Loan Risk. The Funds’ investments in secured and unsecured assignments of (or participations in) bank loans may create substantial risk. In making investments in bank loans, which are made by banks or other financial intermediaries to borrowers, the Funds will depend primarily upon the creditworthiness of the borrower, whose financial condition may be troubled or highly leveraged, for payment of principal and interest. When the Funds are a participant in a loan, the Funds have no direct claim on the loan and would be a creditor of the lender, and not the borrower, in the event of a borrower’s insolvency or default. Transactions involving floating rate loans have significantly longer settlement periods (e.g., longer than seven days) than more traditional investments and, as a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Funds’ redemption obligations until potentially a substantial period after the sale of the loans. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

LIBOR Risk. The Funds invest in certain debt securities, derivatives or other financial instruments that utilize the London Inter-bank Offered Rate, or “LIBOR,” as a “benchmark” or “reference 3 rate” for variable interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, decreased values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Funds’ performance or net asset

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
March 31, 2020 (Unaudited)

value.  Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Credit Risk. The issuers of the bonds and other debt instruments held by the Funds may not be able to make interest or principal payments.

High Yield Risk. High yield debt obligations, including bonds and loans, rated below BBB by S&P or Baa by Moody’s (commonly referred to as “junk bonds”) typically carry higher coupon rates than investment grade securities, but also are described as speculative by both S&P and Moody’s and may be subject to greater market price fluctuations, less liquidity and greater risk of loss of income or principal including greater possibility of default and bankruptcy of the issuer of such instruments than more highly rated bonds and loans.

Interest Rate Risk. The Funds’ investments in fixed-income instruments will change in value based on changes in interest rates. When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio investment in fixed-rate obligations can be expected to decline. Although the value of the Funds’ investments will vary, the Funds invest primarily in floating rate instruments, which should minimize fluctuations in value as a result of changes in market interest rates. However, because floating rates on loans and other instruments only reset periodically, changes in prevailing interest rates can still be expected to cause some fluctuation in the value of the Funds. Similarly, it is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant, which could cause a decline in the value of the Funds’ portfolio. Other economic factors (such as large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can also adversely impact the markets for loans and other debt obligations. Rating downgrades of holdings or their issuers will generally reduce the value of such holdings. Consequently, changes in the values of the Funds’ portfolio likely will cause fluctuation in the value of each partner’s capital account.

Investment Risk. The Funds invest primarily in high yield debt obligations issued by companies that may have significant risks as a result of business, financial, market or legal uncertainties.  There can be no assurance that the Advisor will correctly evaluate the nature and magnitude of the various factors that could affect the value of, and return on, the Funds’ investments.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
March 31, 2020 (Unaudited)

Liquidity Risk – Low or lack of trading volume may make it difficult to sell securities held by the Funds at quoted market prices. The Funds’ investments may at any time consist of significant amounts of securities that are thinly traded or for which no market exists. For example, the investments held by a Fund may not be liquid in all circumstances so that, in volatile markets, the Advisor may not be able to close out a position without incurring a loss. The foregoing risks may be accentuated when the Funds are required to liquidate positions to meet withdrawal requests. Additionally, floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Funds need to liquidate such loans. High yield bonds and loans generally trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which could have a negative impact on a Fund’s performance.

Market and Regulatory Risk. Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Funds’ performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Funds’ investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Funds to sell these bonds.

SHENKMAN CAPITAL FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At meetings held on October 23-24 and December 4-5, 2019, the Board (which was at the time comprised of five persons, all of whom were Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Shenkman Capital Management, Inc. (the “Advisor”) on behalf of the Shenkman Capital Short Duration High Income Fund (the “Short Duration Fund”) and the Shenkman Capital Floating Rate High Income Fund (the “Floating Rate Fund”) (each, a “Fund,” and together, the “Funds”).  At both meetings, the Board received and reviewed substantial information regarding the Funds, the Advisor, and the services provided by the Advisor to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Funds, as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program and business continuity plan, and risk management process.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with certain personnel of the Advisor in person to discuss the Funds’ performance and investment outlook as well as various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment processes, and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

SHENKMAN CAPITAL FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT – Continued

2.
THE FUNDS’ HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the performance of each Fund as of June 30, 2019 on both an absolute basis and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities market benchmarks.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

Short Duration Fund: The Board noted that the Fund underperformed the peer group median of its Morningstar comparative universe for the one-, three-, and five-year periods.  The Board also reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had outperformed its primary benchmark over the one-, three-, and five-year periods. The Board also noted that the Fund underperformed its secondary benchmark index for the one-, three- and five-year periods.

The Board also considered any differences in performance between the Advisor’s similarly managed accounts and the performance of the Fund, noting that the Fund had underperformed the similarly managed account composite for the one-year period and outperformed for the three- and five-year periods.

Floating Rate Fund: The Board noted that the Fund underperformed the peer group median of its Morningstar comparative universe for the one- and three-year periods. The Board also reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had underperformed its primary benchmark over the one- and three-year periods. The Board also noted that the Fund outperformed its secondary benchmark index for the one-year period and underperformed for the three-year period.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund, noting that the Fund outperformed the similarly managed account composite for the one- and three-year periods ended June 30, 2019.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering each Fund’s advisory fee and total fees and expenses, the Board reviewed comparisons to the peer funds and the Advisor’s similarly managed separate accounts for other

SHENKMAN CAPITAL FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT – Continued

types of clients, as well as all expense waivers and reimbursements.  When reviewing fees charged to other separately managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

Short Duration Fund: The Board noted that the Advisor had contractually agreed to maintain annual expense ratios for the Fund of 1.00% for Class A shares, 1.75% for Class C shares, 0.75% for Class F shares, and 0.65% for Institutional Class shares (the “Expense Caps”).  The Board noted that the Fund’s total expense ratios, with regard to the Institutional Class shares was below the peer group median and average, the Class F shares was slightly above the peer group median and equal to the peer group average, and that the Class A shares and Class C shares were above the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratios, with regard to the Institutional Class shares was below the peer group median and average, and the Class F shares, Class A shares and Class C shares were above the peer group median and average.  The Board noted that the Fund’s contractual advisory fee was below its peer group median and average, and that the contractual advisory fee was below the peer group median and average when the Fund’s peer group was adjusted to include only funds with similar asset sizes.  The Board also took into consideration the services the Advisor provides to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were generally within the range of the fees charged to the Advisor’s similarly managed account clients and that to the extent fees charged to the Fund were higher than for similarly managed accounts, it was largely a reflection of the nature of the client and services provided.

Floating Rate Fund:  The Board noted that the Advisor had contractually agreed to maintain annual expense ratios for the Fund of 0.54% for Institutional Class shares and 0.64% for Class F shares (the “Expense Caps”) and that the Fund’s Class A and Class C shares were not active.  The Board noted that the Fund’s total expense ratios for Institutional Class shares and Class F shares were below the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratios for the Institutional Class shares and Class F shares were below the peer group median and average.  The Board noted that the Fund’s contractual advisory fee was below its peer group median and average and below the peer group

SHENKMAN CAPITAL FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT – Continued

median and average when the Fund’s peer group was adjusted to include only funds with similar asset sizes.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the advisory fees received by the Advisor from the Fund were significantly below the peer group median and average. The Board also took into consideration the services the Advisor provides to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were generally within the range of the fees charged to the Advisor’s similarly managed account clients and that to the extent fees charged to the Fund were higher than for similarly managed accounts, it was largely a reflection of the nature of the client and services provided.

The Board determined that it would continue to monitor the appropriateness of the advisory fees for the Funds and concluded that, at this time, the fees to be paid to the Advisor were fair and reasonable.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board further noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Funds do not exceed the specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, such as Rule 12b-1 fees and shareholder servicing plan fees received from the Class A and Class C shares of the Short Duration Fund.  The Board also considered that the Funds do not generate “soft dollar” benefits that may be used by the Advisor in exchange for Fund brokerage.  The Board also reviewed information indicating that Fund shareholders may also have separate accounts with the Advisor but that the Advisor would refund advisory fees charged at the Fund-level to the similarly managed accounts, and therefore the Advisor was not

SHENKMAN CAPITAL FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT – Continued

receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Short Duration Fund and the Floating Rate Fund, but rather the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including the advisory fees, was fair and reasonable to the Funds.  The Board, including a majority of the Independent Trustees, therefore determined that the continuance of the Advisory Agreement for the Short Duration Fund and the Floating Rate Fund would be in the best interest of each Fund and its shareholders.

SHENKMAN CAPITAL FUNDS

NOTICE TO SHAREHOLDERS
March 31, 2020 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-SHENKMAN (1-855-743-6562) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-SHENKMAN (1-855-743-6562). Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q and Form N-PORT

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020). The Funds’ Form N-Q and Form N-PORT are available on the SEC’s website at http://www.sec.gov. Information included in the Funds’ Form N-Q and Form N-PORT is also available, upon request, by calling 1-855-SHENKMAN (1-855-743-6562).

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-SHENKMAN (1-855-743-6562) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

SHENKMAN CAPITAL FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
Shenkman Capital Management, Inc.
461 Fifth Avenue, 22nd Floor
New York, NY  10017

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(855) 743-6562

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY  10019

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

SJ-SEMI

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*     /s/ Jeffrey T. Rauman
 Jeffrey T. Rauman, President/Chief Executive Officer/Principal
 Executive Officer

Date   6/8/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal
Executive Officer

Date   6/8/2020

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal Financial
Officer

Date   6/4/2020

* Print the name and title of each signing officer under his or her signature.